As filed with the Securities and Exchange Commission on February 28, 1999

                                                   Registration No. 33-32620
                                                   Registration No. 811-5886

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
-----------------------------
FORM N-1A

Registration Statement Under the Securities Act of 1933

Post-Effective Amendment No.  11

and

Registration Statement Under the Investment Company Act of 1940

Amendment No. 12
------------------------------
THE SHEFFIELD FUNDS, INC.
(Exact name of Registrant as specified in Charter)

900 Circle 75 Parkway, Suite 750
Atlanta, Georgia 30339-3082
(Address of principal executive offices)

Registrant's Telephone Number, including Area Code:  (770)953-1597
-------------------------------
Roger A. Sheffield, C.F.A.
900 Circle 75 Parkway, Suite 750
Atlanta, Georgia 30339-3082

(Name and Address for Agent for Service)
------------------------------
With a copy to:

Reinaldo Pascual, Esq.
Kilpatrick Stockton LLP
1100 Peachtree Street, Suite 2800
Atlanta, Georgia 30309

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

__ immediately upon filing pursuant to paragraph (b)
__ on March 1, 1999  pursuant to paragraph (b)
X_ 60 days after filing pursuant to paragraph (a)(1)
__ on (date) pursuant to paragraph (a)(1)
__ 75 days after filing pursuant to paragraph (a)(2)
__ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

__ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant hereby registers an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940. The Registrant will file the Rule 24f-2 Notice for its fiscal year ended October 31, 1997 on or about December 31, 1997.



THE SHEFFIELD FUNDS

Cross Reference Sheet between Registration Statement and
Form of Prospectus and Statement of Additional Information

Registration Statement                                Prospectus Heading
Item Number and Caption                              or Subheading
-----------------------                              ------------------
Part A.    INFORMATION REQUIRED IN A PROSPECTUS
1.  Front & Back Cover Page........................Front & Back Cover Page
2.  Risk/Return Summary........................... What are the Funds' Goals;
                                                   What are the Funds'
                                                   Principal Investment
                                                   Strategies; What are the
                                                   Primary Risks of Investing
                                                   in the Funds
3.  Risk/Return Summary: Fee Table.............    How have the Funds
                                                   Performed over Time;
                                                   What Expenses do
                                                   Shareholders in the Funds
                                                   Pay
4.  Investment Objectives, Principal Strategies,
    and Related Risks............................. Additional Information
                                                   about the Funds' Investment
                                                   Objectives and Policies
5.  Management's Discussion of Fund Performance... Not Applicable
6.  Management, Organization, and Capital
    Structure..................................... Management and
                                                   Administration
7.  Shareholder Information ...................... Valuation of Shares;
                                                   How to Purchase Shares;
                                                   Redemption of Shares;
                                                   Additional Information
                                                   about Purchases, Sales and
                                                   Exchanges; Distribution and
                                                   Tax Information
8.  Distribution Arrangements..................... Plans of Distribution
9.  Condensed Financial Information............... Condensed Financial
                                                   Information


Part B. INFORMATION REQUIRED IN A STATEMENT OF      Statement Heading
	ADDITIONAL INFORMATION                        or Subheading

10. Cover Page and Table of Contents.............. Cover Page; Table of
                                                   Contents
11. Fund History ................................. Investment Objectives and
                                                   Policies
12. Description of the Fund and Its Investment
    and Risks....................................  Investment Objectives
                                                   and Policies;
                                                   Prospectus - What are the
                                                   Funds' Goals; What are the
                                                   Funds' Principal Investment
                                                   Strategies; What are the
                                                   Primary Risks of Investing
                                                   in the Funds; Additional
                                                   Information about the
                                                   Funds' Investment
                                                   Objectives and Policies
13. Management of the Funds....................... Management of the Funds;
                                                   Prospectus - Management
                                                   and Administration;
14. Control Persons and Principal Holders of
       Securities................................. Principal Holders of
                                                   Securities
15. Investment Advisory and Other Services........ The Advisory Agreement;
                                                   The Administration
                                                   Agreement; The Transfer
                                                   Agent
                                                   Prospectus - Management and
                                                   Administration
16. Brokerage Allocation................... ...... Brokerage and Portfolio
                                                   Transactions
17. Capital Stock and Other Securities............ Capitalization
18. Purchase, Redemption and Pricing of
    Shares........................................ Purchase of Shares;
                                                   Redemption of Shares;
                                                   Net Asset Value;
                                                   Distributions and Tax
                                                   Information
                                                   Prospectus - Valuation of
                                                   Shares; How to Purchase
                                                   Shares; Redemption of
                                                   Shares; Additional
                                                   Information about
                                                   Purchases, Sales and
                                                   Exchanges; Distribution
                                                   and Tax Information
19. Taxation of the Funds......................... Distributions and Tax
                                                   Information
20. Underwriters.................................. The Distributor
21. Calculation of Performance Data............... Performance Information
22. Financial Statements.......................... Financial Statements



PROSPECTUS                                                      March 1, 1999

                           THE SHEFFIELD FUNDS, INC.

----------------------------------------------------------------------------
    An open-end diversified investment company offering two mutual funds

                         SHEFFIELD TOTAL RETURN FUND

                         SHEFFIELD INTERMEDIATE TERM
                                   BOND FUND







This Prospectus includes important information about the Funds that you should know before investing. You should read the Prospectus and keep it for future reference.
----------------------------------------------------------------------------
These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                              TABLE OF CONTENTS

What are the Funds' Goals?............................................... 2
What are the Funds' Principal Investment Strategies?..................... 2
What are the Primary Risks of Investing in the Funds?.................... 3
How Have the Funds Performed Over Time?.................................. 4
What Expenses do Shareholders in the Funds Pay?.......................... 5
Condensed Financial Information.......................................... 6
Benefits to Investors.................................................... 8
Additional Information about the Funds' Investment Objectives and Policies........................................................... 8
        The Total Return Fund............................................ 8
        The Bond Fund.................................................... 9
        Additional Risks of Investing in the Funds....................... 9
        Other Policies Relevant to the Funds............................ 10
Management and Administration........................................... 11
Valuation of Shares..................................................... 12
How to Purchase Shares.................................................. 12
Redemption of Shares.................................................... 13
Additional Information about Purchases, Sales and Exchanges............. 14
Distribution and Tax Information........................................ 14
Plans of Distribution................................................... 15
Stockholders' Reports................................................... 15
How do Year 2000 Issues Affect the Funds?............................... 15


----------------------------------------------------------------------------
        WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT OBJECTIVES?

The Sheffield Funds, Inc. ("Sheffield") is a family of mutual funds that includes the Sheffield Total Return Fund (the "Total Return Fund") and the Sheffield Intermediate Term Bond Fund (the "Bond Fund").

Total Return Fund
-----------------
The primary investment objective of the Total Return Fund is to provide investors with long-term capital appreciation. A secondary investment objective of the Fund is to receive dividend income from the securities in the portfolio. The combination of capital appreciation and dividend income are the two components of the total return for stocks.

Intermediate Term Bond Fund
---------------------------
The Bond Fund's primary investment objective is to seek current income by investing primarily in intermediate-term corporate bonds and notes. The Bond Fund's secondary investment objective is capital appreciation.

----------------------------------------------------------------------------
What is capital appreciation and how is it created?
The increase in the value of a security over time is known as its capital appreciation. Two major factors contribute to whether a security appreciates (increases in value) or depreciates (decreases in value) over a period of time. These factors include a company's present and perceived future profitability and the price the market is willing to pay today for present and future earnings.
-----------------------------------------------------------------------------


----------------------------------------------------------------------------
WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

Total Return Fund
-----------------
To meet its primary investment objective, the Total Return Fund invests primarily in the domestic common stocks of mid-cap and large-cap companies that the fund manager believes to have above-average growth potential. Mid-cap and large-cap stocks generally provide a high level of liquidity that the Fund manager desires to execute trades quickly and with minimal market impact.


----------------------------------------------------------------------------
What do the terms "mid-cap" and "large-cap" mean?
The capitalization ("cap") of a company refers to the value of its outstanding securities. To calculate the capitalization of a company with publicly traded stock, multiply its number of shares outstanding times the current market price of those shares. The largest capitalization stocks have market values over $250 billion. The smallest publicly traded stocks may have market capitalization of less than $50 million. The Fund defines a mid-cap stock as one having a market capitalization of at least $1 billion and a large-cap stock as having a market capitalization of at least $5 billion.
----------------------------------------------------------------------------

The Fund diversifies its holdings by investing in approximately 75-100 stocks that represent most of the major economic sectors. The Fund uses a computerized screening process for stock selection. Important selection factors include:

    * earnings growth which the Fund manager believes has been or will be greater than that of the overall stock market.
    * current market values which the Fund manager believes do not presently recognize the company's future earnings growth potential.

The Fund then subjects the list of companies generated by this approach to further financial analysis to determine which securities may be added to the portfolio.

To meet its secondary investment objective, the Fund may also invest up to 25% of its assets in convertible securities such as convertible bonds and convertible preferred stock. Convertible securities offer yields that are generally higher than the yields of most common stocks. At the same time, these securities have the potential to generate capital gain if the company's underlying common stock increases in price.

----------------------------------------------------------------------------
What is a convertible bond?
The vast majority of corporate bonds offer a promise to pay a fixed amount of money (the par value) at maturity together with periodic payments of interest. Some corporate bonds, however, offer investors an opportunity to participate in the appreciation potential of the company's common stock by allowing their bonds to be converted into common stock at a predetermined price per share during a specified period of time. If the price of the common stock rises above this predetermined price within the specified time frame, the convertible bond will increase in value as the stock price continues to rise. This may result in a higher total return than that offered by a non-convertible bond. Because of the possibility of a higher return, the convertible bond generally offers a lower coupon rate of interest at the time of its issuance than a corporate bond without the convertibility feature.
-----------------------------------------------------------------------------

Intermediate Term Bond Fund
---------------------------
To meet its primary investment objective, the Intermediate Term Bond Fund invests primarily in investment-grade intermediate term corporate bonds with average maturities of three to seven years. The Fund may also invest in bonds issued by the federal government and federal agencies. To meet its secondary investment objective, the Fund may invest up to 25% of its assets in convertible bonds when the manager believes such bonds offer a risk/reward trade-off that conforms to the Fund's moderate risk-taking philosophy. Convertible bonds offer the potential for capital appreciation to offset the impact of inflation. Finally, the Fund may invest a portion of its assets, generally between 10-15%, in common stocks which pay a relatively high dividend compared to the overall stock market.

----------------------------------------------------------------------------
What is an investment-grade bond?
The financial quality of a company issuing bonds and the investor protections structured into a bond by the issuer determine that bond's investment rating. Various companies analyze and rate the investment quality of bonds, with Moody's and Standard & Poor's being two of the best known. These organizations rate bonds from "AAA" (highest credit rating) to "D" (companies in bankruptcy). Investment-grade bonds are rated BBB or above, and are considered to be of sufficient safety for inclusion in accounts where preservation of principal is a key factor.

What is an intermediate-term bond?
All bonds may be categorized according to the period of time they will remain outstanding from their date of issuance. Generally, bonds fall into one of three time categories: short-term, intermediate-term, and long-term. Short-term bonds (which may also be called notes) generally mature within three years from their date of issuance. Intermediate-term bonds would usually mature from three to ten years from their date of issuance. Many issuers choose to call these instruments "notes" as well. Finally, long-term bonds typically will have a term of at least ten years from their date of issuance.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
WHAT ARE THE PRIMARY RISKS OF INVESTING IN THE FUNDS?

As with all mutual funds, your investment in the Sheffield Funds runs the risk of losing money due to changing market conditions, interest rates, investor perceptions, and a host of other economic and political risk factors. In addition, risks unique to a particular sector of the economy or to a particular company may cause the Funds to underperform the overall stock or bond markets.

The principal risks of investing in the Total Return Fund are:
* Interest rate risk - Increases in interest rates typically lower the present value of a company's future earnings stream. Since the market price of a stock changes continuously based upon investors' collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates.
* Market risk - In a declining stock market the shares of all companies may decline, regardless of any one particular company's own unique prospects. This is often referred to as "market risk."
* Economic risks - A particular set of circumstances may affect the volatility of one or more sectors of the economy. If, for example, consumers decided to spend less and save more due to a rising unemployment rate, industries such as retailing and leisure activities would experience a significant decline in revenues and profit.

The principal risks associated with an investment in the Intermediate Term Bond Fund are:
* Interest rate risk - Bond prices rise when interest rates fall and decline when interest rates rise. Changes in interest rates typically have a greater impact on the price of long term bonds than on short term bonds. Furthermore, lower coupon bonds are generally more volatile than higher coupon bonds of the same approximate maturity.
* Credit risk - This is the risk that an issuer will be unable to make interest payments when due on a particular bond, or will be unable to repay the principal upon maturity of the bond. As an issuer's ability to make these payments is called into question, the price of the issuer's bonds will experience significant declines, and liquidity for the security may cease to exist. Credit risk can be observed by the credit ratings assigned to bond issues by companies such as Standard and Poor's and Moody's.

----------------------------------------------------------------------------
HOW HAVE THE FUNDS PERFORMED OVER TIME?

The bar chart and tables below provide an indication of the risks of investing in the Funds by showing changes in the Funds' performance for each full calendar year since their inception and by showing how the Funds' average annual returns for 1 year, 5 years and since inception compare to those of a broad-based securities market index. How the Funds have performed in the past is not necessarily an indication of how the Funds will perform in the future.



Sheffield Total Return Fund
---------------------------
Year-by-year total return as
of 12/31 each year

1991          39.56%
1992           2.30%
1993          12.06%
1994          -6.97%
1995          25.46%
1996          24.90%
1997          26.91%
---------------------------
Best Quarter  Q1 91     15.98%
Worst Quarter Q1 94     -6.48%
---------------------------
Average annual total return as of 12/31/97
                                                  Life of Fund
                        1 year      5 years      (since 4/2/90)
                        ------      -------       ------------
Total Return Fund       26.91%      15.70%            13.99%
S&P 500*                33.36%      20.28%            17.68%
----------------------------
As of 9/30/98, the Total Return Fund's year-to-date return was -8.77%.

* The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


Sheffield Intermediate Term Bond Fund
-------------------------------------
Year-by-year total return as of 12/31
each year

1991          14.85%
1992           4.91%
1993           8.52%
1994          -3.56%
1995          16.10%
1996           6.84%
1997           9.07%
---------------------------
Best Quarter  Q1 91     5.89%
Worst Quarter Q1 94    -2.07 %
---------------------------
Average annual total return as of 12/31/97
                                                  Life of Fund
                        1 year      5 years      (since 4/2/90)
                        ------      -------       ------------
Bond Fund                9.07%       7.20%            6.63%
Lehman Corp Inter.
  Bond Index **          8.38%       7.72%            9.17%
----------------------------
As of 9/30/98, the Bond Fund's year-to-date return was 4.29%.


** The Lehman Brothers Intermediate Corporate Bond Index is a broad measure of the performance of intermediate (one to ten year) corporate fixed-rate debt issues.

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WHAT EXPENSES DO SHAREHOLDERS PAY?

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The Funds do not charge any shareholder transaction fees. Expenses shown are for the fiscal year ended October 31, 1998. For a more detailed description of such costs and expenses, see "Management and Administration" and "Plans of Distribution."

 Shareholder Transaction Expenses
 --------------------------------

 Sales Loads/Redemption Fees     None



 Annual Fund Operating Expenses
 ------------------------------
 (as a percentage of average net assets)
                                             Total Return   Intermediate Term
                                                      Fund         Bond Fund
                                                  ------------   ------------
 Investment Advisory Fees.....................     1.00%*           1.00%*
 (12b-1) Fees.................................      .03%**           .09%**
 Other Operating Expenses.....................      .42%            1.07%***
                                                  -----            ------
 Total Operating Expenses.....................    1.45%****        2.16%****
                                                  =====            =====

--------------------------
* The Investment Advisory Agreement provides that investment advisory fees on an annual basis are equal to 1.00% of the average net asset value of net assets up to $50 million; 0.75% of the average net asset value of net assets in excess of $50 million but not more than $100 million; and 0.60% of the average net asset value of net assets in excess of $100 million. Since April 1, 1993, the Adviser has been voluntarily waiving .25% of its advisory fee to the Bond Fund. Actual advisory fees incurred by the Bond Fund were equal to .75% of average net asset value.

** Each Fund has adopted a plan of distribution which provides that each Fund may incur certain distribution and maintenance fees which may not exceed a maximum amount equal to 0.0625% of the applicable Fund's average daily net assets for a fiscal quarter (approximately .25% annually).

*** During the fiscal year ended October 31, 1998, the Administrator waived administrative fees to the Bond Fund amounting to approximately $25,000. Other Operating Expenses net of the waived administrative fees were .75%.


**** If the maximum 12b-1 expenses had been incurred during the period for both Funds, total operating expenses would have been 1.67%, and 2.32%, respectively. Actual expenses for the Intermediate Term Bond Fund for the fiscal year ended October 31, 1998, net of all waivers, were 1.59%.




Example
-------
This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in either of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

                              1 Year    3 Years   5 Years    10 Years
                              ------    -------   -------    --------
Total Return Fund               $148       $459      $792      $1,735
Bond Fund                       $219       $676    $1,159      $2,493


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CONDENSED FINANCIAL INFORMATION

The Financial Highlights tables describe each Fund's financial performance for the past 5 years. The total returns in the tables indicate how much you would have earned (or lost) on an investment in the Funds during the period (assuming reinvestment of all dividends and distributions). The Financial Highlights tables have been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants, whose report, along with the Funds' financial statements, are included in the Funds' annual report, which is available upon request.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period.





                                            SHEFFIELD TOTAL RETURN FUND
                                            ---------------------------
                                               Year ended October 31,
                                   ------------------------------------------------------
                                     1998        1997        1996        1995        1994
                                   ------------------------------------------------------
Net asset value, beginning
   of period                       $18.47      $15.02      $12.86      $11.53      $12.71
                                   ------      ------      ------      ------      ------
Income from investment
   operations:
   Net investment income              .01         .03         .09         .11         .10
   Net gains (losses) on
     securities (both
     realized and unrealized)         .57        4.38        2.67        1.68       (.38)
                                      ---        ----        ----        ----       -----
Total from investment
   operations                         .58        4.41        2.76        1.79       (.28)
                                      ---        ----        ----        ----       -----

Less Distributions:
   Dividends (from net
     investment income)              ----        (.09)       (.11)       (.12)       (.11)
   Distributions (from
     realized gains)                (2.10)       (.87)       (.49)       (.34)       (.79)
                                   ------       -----       -----       -----       -----
Total distributions                 (2.10)       (.96)       (.60)       (.46)       (.90)
                                   ------       -----       -----       -----       -----
Net Asset Value, end of
   period                          $16.95      $18.47      $15.02      $12.86      $11.53
                                   ======      ======      ======      ======      ======

Total return                        3.50%      30.79%      22.36%      16.33%      -2.31%
Ratios/supplemental data:
Net assets, end of period
   (000's)                        $26,141     $28,626     $25,257     $21,565     $18,185
Ratio of expenses to average
   net assets                       1.45%       1.39%       1.44%       1.60%       1.50%
Ratio of net investment
   income to average net
   assets                            .07%        .18%        .66%        .90%        .83%
Portfolio turnover rate            49.62%      42.09%      57.17%      55.16%      51.25%

------------------------------------------------------------------------------------------

See accompanying notes to financial statements.





                                            SHEFFIELD INTERMEDIATE TERM BOND FUND
                                            ---------------------------
                                               Year ended October 31,
                                   ------------------------------------------------------
                                     1998        1997        1996        1995        1994
                                   ------------------------------------------------------
Net asset value, beginning
   of period                        $9.68       $9.70       $9.59       $9.06      $10.14
                                   ------      ------      ------      ------      ------

Income from investment
   operations:
   Net investment income              .44         .45         .46         .53         .48
   Net gains (losses) on
     securities (both
     realized and unrealized)         .10         .37         .24         .60       (.71)
                                      ---         ---         ---         ---       -----
Total from investment
   operations                         .54         .82         .70        1.13       (.23)
                                      ---         ---         ---        ----       -----
Less Distributions:
   Dividends (from net
     investment income)              (.43)       (.47)       (.47)       (.57)       (.45)
   Distributions (from
     realized gains)                 (.21)       (.37)       (.12)       (.03)       (.40)
                                     -----       -----       -----       -----       -----
Total distributions                  (.64)       (.84)       (.59)       (.60)       (.85)
                                     -----       -----       -----       -----       -----
Net Asset Value, end of
   period                           $9.58       $9.68       $9.70       $9.59       $9.06
                                    =====       =====       =====      ======      ======
Total return                        5.63%       8.97%       7.64%      12.89%      -2.42%

Ratios/supplemental data:
Net assets, end of period
   (000's)                          $7,817      $7,776      $6,860      $7,734      $9,284
Ratio of expenses to
   average net assets               1.59%*      1.69%*      1.86%*      1.78%*      2.08%*
Ratio of net investment
   income to average net
   assets                           4.59%       4.87%       4.87%       5.61%       5.01%
Portfolio turnover rate            35.31%      46.54%      33.65%      34.99%      30.38%

------------------------------------------------------------------------------------------

* Without the waiver of advisory and administration fees, the ratios of expenses to average net assets for the Intermediate Term Bond Fund would have been 2.16%, 2.28%, 2.47%, 2.03%, and 2.34% for the years ending
1998, 1997, 1996, 1995, and 1994, respectively.

See accompanying notes to financial statements.




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                            BENEFITS TO INVESTORS

The Funds offer several important benefits to investors:
* Professionally managed portfolios of securities, providing investment diversification that is otherwise beyond the means of many individual investors.
* A convenient way to invest without the administrative and recordkeeping burdens normally associated with the direct ownership of securities.
* Investment liquidity through convenient purchase and redemption procedures.
* Consolidated year-end tax information.
* Enhanced ability to engage in asset allocation activities quickly and without transaction charges.

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             ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT
                       OBJECTIVES AND POLICIES

An investment in the Funds cannot be considered a complete investment program. Different investors may have different investment needs depending on their financial resources and investment goals and objectives. The Funds are not appropriate investment vehicles for investors who engage in short-term trading and/or other speculative strategies and styles.


INVESTMENT OBJECTIVES AND POLICIES
----------------------------------
The Total Return Fund

The investment objective of the Total Return Fund is to achieve a combination of long-term capital appreciation and current income, commonly referred to as total return, by investing primarily in equity securities of issuers who have, in the aggregate, the prospect for above average growth of earnings and dividends. Above average growth refers to the actual or potential ability of an issuer to increase its earnings and dividends at a rate greater than the average growth rate of the broad market averages.

The equity securities in which the Total Return Fund may invest will generally be publicly traded either on a national securities exchange or over-the-counter. The Fund has established the following minimum investment standards which will generally apply with respect to the issuers of the equity securities in which it may invest:

        1.  Must have at least one year of trading history.
        2.  Must have been profitable in at least one of the past three years.
        3.  Must have a minimum market capitalization of $100 million.

Typically, the equity securities chosen for the Total Return Fund will have a record of paying an increasing stream of cash dividends over time. The Total Return Fund may also invest in equity securities of issuers not having a record of paying cash dividends if the Adviser believes that such securities have unusually attractive long-term capital appreciation potential.

As a matter of fundamental investment philosophy, the Total Return Fund and the Adviser believe that the Total Return Fund's total return objective (i.e., combining long-term capital appreciation and current income) will be maximized by placing primary emphasis in equity securities. The Adviser believes that equity securities have consistently provided long-term investors with higher total returns than, for example, corporate bonds and government securities. However, the total return realized by the Total Return Fund over any relatively short period of time (i.e., less than five years) may or may not be as high as that of funds not placing primary emphasis on equity securities. For example, funds having the ability to invest all or a large part of their assets in fixed income securities or money market instruments during relatively short periods may provide higher returns than funds placing primary emphasis on equity securities during those periods.

In addition to equity and fixed income securities, the Total Return Fund may invest up to 25% of its assets in convertible securities and engage in other financial instruments described under "Other Policies Relevant to the Funds."

The Bond Fund

The Bond Fund's primary investment objective is to seek current income by investing primarily in intermediate-term bonds and notes. The Bond Fund will seek to achieve its current income investment objective by investing in a variety of fixed income instruments including corporate bonds and notes, U.S. Government securities, commercial paper, repurchase agreements and other short-term obligations and money market instruments. During normal market conditions, the Bond Fund will invest at least 65% of its total assets in bonds and notes. The Bond Fund may also invest up to 10% of its assets in shorter-term obligations with maturities of one year or less.

The Bond Fund's secondary investment objective is capital appreciation. The Fund will seek to achieve capital appreciation by investing up to 25% of the Fund's assets in common stock and/or securities convertible into equity securities.

The Bond Fund may not invest in nonconvertible securities rated lower than BBB by Standard & Poor's or Baa by Moody's at the time of acquisition. The Fund's portfolio may also include securities that were investment grade when acquired but were subsequently down-graded and/or non-rated. For additional information about investment considerations associated with debt securities and for a discussion of Standard & Poor's and Moody's ratings, see the Statement of Additional Information "Investment Objectives and Policies-- Debt Securities" and Appendix A, respectively.

The average dollar weighted maturity of the Bond Fund's portfolio will be in the three- to seven-year range. Investors should be aware that longer-term bonds react with greater volatility to interest rate changes. Thus, while the current yield on longer-term securities may be higher than the current yield of intermediate-term issues at a given point in time, the volatility of the principal value of the longer-term maturity issue over time may negate that interest rate differential. The Adviser believes that with its intermediate-term weighted average maturity structure, the Bond Fund will experience less volatility than a portfolio having a longer average maturity.

In addition to debt securities, the Bond Fund may engage in other financial instruments described under "Other Policies Relevant to The Funds."


Additional Risks of Investing in the Funds

In addition to the primary risks of investing in the Funds as discussed in "What are the Primary Risks of Investing in the Funds," the following are additional risks of investing in the Funds:
* Liquidity risk - Liquidity risk is the risk that there will not be sufficient trading volume in a security to facilitate easy selling of that security by the Fund. During periods of stock market decline, investors may show greater allegiance to, and have more confidence in, larger cap companies compared to smaller cap. During such unsettled times, investors avoid the greater illiquidity of small-cap stocks relative to large-cap companies, thereby increasing the volatility of the former.
* Business risk - From time to time, a particular set of circumstances may affect a particular industry or certain companies within the industry, while having little or no impact on other industries or other companies within the industry. For instance, some technology industry companies rely heavily on one type of technology. When this technology becomes outdated, too expensive, or is not favored in the market, companies that rely on the technology may rapidly become unprofitable. However, companies outside of the industry or those within the industry who do not rely on the same technology may not be affected at all.
* Political risk - Regulation or deregulation of particular industries can have a material impact on the value of companies within the affected industry. For example, during the past two years, the electric and gas utility sectors of the economy have been moving towards deregulation and open price competition. In this new environment, some companies will make a successful transition into, and prosper under deregulation, and other companies will mismanage the process and do poorly.

Other Policies Relevant to the Funds

Options And Financial Futures. The Funds may engage in options and financial futures transactions. Each Fund's option activity (excluding writing covered calls) will be limited such that the value of the securities underlying the options will not exceed 15% of the Fund's total assets. The Funds will limit their writing of covered calls to securities which do not constitute more than 25% of the Fund's total assets. The Funds may enter into financial futures contracts (stock index futures in the Total Return Fund and futures on debt instruments in the Bond Fund) provided that the aggregate margin requirement does not exceed 5% of each Fund's total assets, and the aggregate value of the futures contract does not exceed 25% of the respective Fund's total assets.

There are several risks in connection with the use of options and financial futures including: (1) an imperfect correlation between the change in the market value of the Funds' portfolio securities and the prices of financial futures contracts and options; (2) the lack of assurance that a liquid market will exist and the resulting inability to close a futures or option position when desired; and (3) the possibility that markets will not continue to become more over-or undervalued after the Fund takes a position in options futures contracts, and that the Funds may, therefore, incur losses.

For additional information regarding the Funds' investments in options and financial futures, see Statement of Additional Information "Investment Objectives and Policies--Options and Financial Futures."

Convertible Securities. The Funds may invest in a diversified portfolio of convertible securities of United States companies that issue securities both in the United States and abroad. These convertible securities may include convertible preferred stock, convertible bonds, bonds with attached warrants, Eurodollar convertible securities or other similar securities that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Both Funds are authorized to invest up to 25% of their respective net assets in convertible securities.

For additional information regarding the Fund's investment in convertible securities, see Statement of Additional Information "Investment Objectives and Policies--Policy and Rationale of the Funds Regarding Convertible Securities."

The Funds' Investments in Foreign Securities. The Adviser may invest up to 10% of the Total Return Fund's assets in dollar denominated foreign securities and American Depository Receipts ("ADRs") of foreign companies. ADRs are certificates representing ownership in foreign securities and are issued by a bank which holds the underlying foreign securities in custody. Similarly, up to 10% of the Bond Fund's assets may be invested in ADRs and dollar and/or foreign denominated foreign securities provided they are rated A or better by Standard & Poor's or Moody's at the time of acquisition.
See Statement of Additional Information "Investment Objectives and Policies-- Investment in Foreign Securities."

Portfolio Turnover. The Adviser does not intend to trade securities for short-term profits. The Adviser believes that under normal market conditions portfolio turnover should be less than 100% per year for the Total Return
Fund and less than 50% for the Bond Fund. "Portfolio turnover" results from a change of the securities held by a Fund. A turnover rate of 100% would indicate that all of the securities of the Fund were replaced within one year. Portfolio turnover involves expense to the Fund in the form of brokerage commissions and other transactions costs.

General. The Funds should not be relied upon for short-term financial needs nor are they meant to be vehicles for playing short-term fluctuations in the interest rate cycle or short-term swings in the stock market. For temporary defensive purposes, the Funds may invest in short-term debt instruments or cash. Both Funds ordinarily invest a small amount of their assets in short-term fixed income securities to meet their general liquidity needs. However, for temporary defensive purposes, the Funds may significantly increase their investments in cash, cash equivalents or short-term fixed-income instruments. Such investments may prevent the Funds from meeting their investment objectives. For additional information regarding the Funds' investment objectives and policies and defensive strategies, see the Statement of Additional Information under "Investment Objectives and Policies."

----------------------------------------------------------------------------
                     MANAGEMENT AND ADMINISTRATION

Sheffield Investment Management, Inc., 900 Circle 75 Parkway, Suite 750, Atlanta, Georgia 30339-3082, is the investment manager (the "Adviser") for the Funds. The Adviser is an investment counseling firm that has been managing investment portfolios for trusts, endowments, retirement plans and individuals since 1979. It has been the Adviser to the Funds since their inception in 1990.

Roger A. Sheffield, C.F.A., and Caroline L. Scott, C.F.A., C.P.A., are primarily responsible for management of the Funds' portfolios. Mr. Sheffield has been Chairman of the Board and President of Sheffield since its inception in 1990. He has been a principal and president of the Adviser since 1979, and president of Alpha-Line Investments, Inc., the Funds' distributor, since 1986. Ms. Scott has served as secretary and treasurer of Sheffield since February 1991. She is also a principal of the Adviser, and has been the Chief
Financial Officer of the Adviser since August 1990. Before joining the Adviser, she was a manager at Coopers & Lybrand, L.L.P., Certified Public Accountants.

The Funds pay the Adviser the following fees for managing the Funds:

                Assets                         Fee (% avg. net assets)
                --------------------------     -----------------------
                First $50 million                    1.00%
                $50 million - $100 million            .75%
                Over $100 million                     .60%

For the year ended October 31, 1998, the Total Return Fund paid the Adviser an aggregate fee of 1.00% of average net assets for managing the Fund. For the same period, the Bond Fund paid the Adviser an aggregate fee of .75% of average net assets for managing the Fund, including a voluntary waiver of
 .25% of the Adviser's fee by the Adviser.

Additional Services of the Adviser. In addition to advisory services, the Adviser also provides administrative services to the Funds which include, among other things, calculating net asset value, maintaining books and records, preparing tax returns, preparing financial information and reports for shareholders and the Securities and Exchange Commission, and responding to shareholder inquiries. For the year ended October 31, 1998, the Total Return Fund paid the Adviser an aggregate fee of $48,000 for its administrative services. For the same period, the Bond Fund paid the Adviser an aggregate fee of $23,000, including a voluntary waiver of $25,000 of the Adviser's administrative services fee by the Adviser.

The Adviser also serves as the Funds' transfer agent. For the year ended October 31, 1998, each Fund paid the Adviser an aggregate fee of $10,000 for its transfer agency services.


----------------------------------------------------------------------------
                         VALUATION OF SHARES

The Funds' share prices are determined based upon the net asset value. The Funds calculate net asset value at approximately 4:00 p.m., New York time, each day that the New York Stock Exchange is open for trading. The net asset value per share of each Fund is determined by dividing the total value of the applicable Fund's investments and other assets less any liabilities by its number of outstanding shares.

Equity securities listed on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the latest bid price. Valuations of variable and fixed income securities are supplied by independent pricing services approved by Sheffield's Board of Directors. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by or under the direction of Sheffield's Board of Directors. Securities with maturities of sixty (60) days or less are valued at amortized cost. See Statement of Additional
Information under "Net Asset Value."


----------------------------------------------------------------------------
                            HOW TO PURCHASE SHARES

You may open an account by mail or by wire by completing and returning an Account Application Form together with your initial investment. Your initial purchase for either or both Funds combined must be equal to or greater than $100,000. The minimum investment in either Fund is $5,000.

If you need assistance with your Account Application Form or have any questions about the Funds, please call Sheffield at (770) 953-1597.

Sheffield prices your order based on the net asset value of the Fund next determined after the Transfer Agent receives your completed Account Application Form and the Funds' custodian receives your investment.

Purchasing By Mail
------------------

New Account. Please complete an Account Application Form, make your check payable to the appropriate Fund and mail your application and check to the appropriate address below:

----------------------------------------------------------------------------
Mailing Address for the Total Return    Mailing Address for the Intermediate
Fund:                                    Term Bond Fund:

Sheffield Total Return Fund             Sheffield Intermediate Term Bond Fund
c/o The Sheffield Funds, Inc.           c/o The Sheffield Funds, Inc.
P.O.  Box 412891                        P.O.  Box 412857
Kansas City, Missouri 64141-2891        Kansas City, Missouri 64141-2857
-----------------------------------------------------------------------------

Subsequent Investments to Existing Accounts. Please include the Invest-By-Mail remittance form attached to your confirmation statements for the appropriate Fund. Make your check payable to the appropriate Fund, write your account number on your check, and mail your investment to the appropriate Fund.

Purchasing By Wire
------------------

Investors may purchase shares of the Funds by transmitting Federal funds by bank wire to UMB Bank, n.a. (Please note that your bank may impose a charge for providing wire transfer services.)

New Account. Instructions for new accounts should specify the name of the desired Fund and should include the name, address and IRS identification number, if applicable, of each person in whose name the shares are to be registered. Before transmitting funds by bank wire, you should contact Sheffield at (770) 953-1597 to obtain an account number.

Funds may be wired as follows:

----------------------------------------------------------------------------
Wire Investments for Sheffield Total    Wire Investments for Sheffield
Return Fund:                            Intermediate Term Bond Fund:
UMB Bank, n.a.                          UMB Bank, n.a.
Kansas City, MO                         Kansas City, MO
ABA routing #1010-0069-5                ABA routing #1010-0069-5
Wire Text:Credit to account 9870290154  Wire Text:Credit to account 9870290111
Sheffield Total Return Fund             Sheffield Intermediate Term Bond Fund
FBO (Your account name and number)      FBO (Your account name and number),
ATTN:  Securities Administration        ATTN:  Securities Administration
-----------------------------------------------------------------------------

Subsequent Investments to Existing Accounts. Please call Sheffield at
(770)953-1597 before you wire additional investments. After calling Sheffield, you may wire funds to the appropriate Fund(s) (i.e., Sheffield Total Return Fund and/or Sheffield Intermediate Term Bond Fund).


IRA Investment Program
----------------------

In conjunction with UMB Bank's IRA program, investors may establish a self directed IRA account with that bank. Under this program, the bank will perform custodian and trustee services pursuant to the bank's own fee structure. Individual investors can use the bank's IRA program to consolidate all or any of their existing IRA accounts into one. Contact Sheffield for complete IRA information kits and enrollment forms.


Exchange Privilege
------------------

You may exchange shares of one Fund for shares of the other Fund. Your request must be given in writing to the Funds' Transfer Agent at 900 Circle 75 Parkway, Suite 750, Atlanta, Georgia 30339-3082. The Funds treat exchanges as redemptions so they must comply with the requirements for a redemption (See "Redemption of Shares" below). If the exchange request is complete, the exchange will be based on the respective net asset values of the shares involved which is next determined after the request is received. The exchange of shares of one of the Funds for shares of another Fund is treated for federal income tax purposes as a sale of the shares given in exchange and you may, therefore, realize a taxable gain or loss.


-----------------------------------------------------------------------------
                       REDEMPTION OF SHARES

You may sell shares at any time by notifying the Funds' Transfer Agent in writing. Your shares will be sold at the Fund's next determined net asset value after the Transfer Agent receives your request. Your request must provide the following information:

1. The account number and the particular Fund's name.
2. The amount of the transaction (specified in dollars or shares).
3. Signatures of all owners exactly as they are registered on the account.
4. Any required signature guarantees (if applicable).
5. Other supporting legal documents that might be required, in cases of estates, corporations, trusts, and certain other accounts.

The Transfer Agent may require that the signature or signatures on any request for redemption of shares of $5,000 or more be signature guaranteed. Signature guarantees help prevent fraud for your protection. You may obtain a signature guarantee from most banks or securities dealers.


-----------------------------------------------------------------------------
      ADDITIONAL INFORMATION ABOUT PURCHASES, SALES AND EXCHANGES

Due to the high costs of maintaining small accounts, either Fund may ask that you increase your Fund balance if your account falls below $5,000. If the account remains under $5,000 after 30 days, the Fund may close your account and send you the proceeds.

You may invest in the Funds through a broker-dealer other than the Funds' distributor, rather than investing directly. These broker-dealers may charge you additional or different fees for purchasing or redeeming shares than those described here. Ask your broker-dealer about his or her fees before investing.

Each Fund reserves the right to:
* refuse to accept any request to purchase shares of the Fund for any reason;
* reduce or waive minimum purchase requirements in certain cases (for example, such reductions or waivers may be granted to investments by affiliated entities or when Sheffield anticipates additional investments by the new investor to meet the minimums in the near future);
* refuse any redemption or exchange request involving recently purchased shares until the check for the recently purchased shares has cleared;
* change or discontinue its exchange privileges, or temporarily suspend these privileges during unusual market conditions;
* delay mailing redemption proceeds for up to seven days (most redemption proceeds are mailed within three days after receipt of a request); or
* process any redemption request that exceeds $250,000 or 1% of the Fund's assets (whichever is less) by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as "redemption in kind").


-----------------------------------------------------------------------------
                   DISTRIBUTIONS AND TAX INFORMATION

Distributions
-----------------------

The Total Return Fund distributes its net investment income and its net realized capital gain to its shareholders annually. The Bond Fund distributes its net investment income quarterly and distributes its net realized capital gain annually. Unless you instruct the Fund otherwise, your distributions will be reinvested automatically in additional shares (or fractions thereof) of the applicable Fund. (See "Distributions and Tax Information" in the Statement of Additional Information.)

Federal Taxes
-------------

Distributions to shareholders are taxable to most investors (unless your investment is an IRA or other tax advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or receive them in cash.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. The rate of tax will generally depend on how long the Fund held the securities on which it realized the gains. All other distributions, including short-term capital gains, will generally be taxed as ordinary income. The Total Return Fund anticipates that it will generally distribute higher amounts of capital gains than investment income. The Bond Fund generally anticipates that it will distribute higher amounts of investment income than capital gains.

An exchange of one Fund's shares for the other Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax. Because everyone's tax situation is unique, be sure to consult your tax adviser about federal, state and local tax consequences.


-----------------------------------------------------------------------------
                             PLAN OF DISTRIBUTION

Each Fund has adopted a Rule 12b-1 Plan that permits the Funds to pay fees for distribution of Fund shares and for some services provided to shareholders out of the Funds' assets. Because these fees are paid out of the Funds' assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


-----------------------------------------------------------------------------
                          STOCKHOLDERS' REPORTS

The Funds will issue to each of their stockholders semi-annual and annual reports of portfolio securities owned, net asset value per share and other performance information. The federal income tax status of stockholder distributions will be reported to stockholders after October 31 of each year, which is currently the end of Sheffield's fiscal year.

Stockholders having any questions concerning any of the Funds may call the Fund's Distributor, Alpha Line Investments, Inc. at (770) 953-1597.


-----------------------------------------------------------------------------
                   HOW DO YEAR 2000 ISSUES AFFECT THE FUNDS?

The business of the Funds' Adviser and the Funds' other service providers (collectively, the "Service Providers") is largely dependent upon the smooth functioning of their respective computer systems. The failure of any of the Service Providers' computer systems, or computer systems upon which those systems rely, to recognize, calculate or accurately process information having dates on or after January 1, 2000, may negatively impact the Funds' handling of securities investments, trades, pricing, liquidity or account services.

The Adviser is taking steps that will ensure that its computer systems, and computer systems upon which those systems rely, operate properly with respect to information with dates on or before January 1, 2000. The Adviser is also seeking satisfactory assurances that comparable steps are being taken by the Funds' other Service Providers to ensure that their computer systems are ready for the Year 2000. Although there can be no assurance that these steps will be sufficient to ensure that the Funds avoid adverse impacts from the Year 2000, the Adviser believes that its computer systems considered critical for the Funds will process information with dates on or before January 1, 2000 properly in a timely manner. The costs associated with becoming Year 2000 compliant will be borne by the Adviser and other Service Providers;
the Funds do not expect to directly bear expenses associated with Year 2000 compliance.

In addition to the potential impact of the Year 2000 on Fund administration and advisory services, securities in which the Funds invest may be detrimentally affected by computer failures throughout the financial services industry beginning on or before January 1, 2000. Such failures, together with similar corporate and government data processing errors, may negatively impact the value of the Funds'portfolios and the Funds' securities.




===================================
THE SHEFFIELD FUNDS, INC.

900 Circle 75 Parkway, Suite 750
Atlanta, Georgia  30339-3082
(770) 953-1597



Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

Also, a Statement of Additional Information about the Funds has been filed with the Securities and Exchange Commission. This Statement (which is incorporated in its entirety by reference in this Prospectus) contains more detailed information about the Funds.

These reports are available without charge upon request to Alpha-Line Investments, Inc., 900 Circle 75 Parkway, Suite 750, Atlanta, Georgia 30339-3082. Alpha-Line Investments may be reached at (770)953-1597.

You can also obtain copies of these reports by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (1-800-SEC-
0330) or by sending your request and a duplicating fee to the Public Reference Room Section of the Commission, Washington, DC 20549-6009.

Reports and other information about the Funds can also be viewed online on the Commission's Internet site at http://www.sec.gov.









Investment Company Act File # 811-5886






===========================================================================
THE SHEFFIELD FUNDS, INC.


An open-end diversified investment company offering two mutual funds

SHEFFIELD TOTAL RETURN FUND

SHEFFIELD INTERMEDIATE TERM
BOND FUND

PROSPECTUS















______________________________________




Investment Adviser
Fund Administrator
Shareholder Servicing Agent
-------------------------------

Sheffield Investment Management, Inc.
900 Circle 75 Parkway
Suite 750
Atlanta, Georgia  30339-3082
(770) 953-1597



-----------------------------------------------------------------------------

                     THE SHEFFIELD FUNDS, INC.

                        Total Return Fund
                   Intermediate Term Bond Fund

                900 Circle 75 Parkway, Suite 750
                  Atlanta, Georgia 30339-3082
                         (770) 953-1597

---------------------------------------------------------------------------

The Sheffield Funds is a family of two mutual funds (the "Funds"), each of which represents a separate portfolio of investments. Each of the Funds has separate investment objectives and investment policies. The Funds are the Sheffield Total Return Fund (the "Total Return Fund") and Sheffield Intermediate Term Bond Fund (the "Bond Fund").
---------------------------------------------------------------------------


             SHEFFIELD INVESTMENT MANAGEMENT, INC.
                    Investment Adviser

                ALPHA-LINE INVESTMENTS, INC.
                       Distributor

           STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the "Statement") is not a Prospectus but should be read in conjunction with the Funds' current Prospectus (dated March 1, 1999). The Funds' current prospectus is incorporated in its entirety by reference into this Statement. A copy of the Funds' current Prospectus is enclosed, but you may also obtain a copy of the Prospectus from Alpha-Line Investments, Inc., 900 Circle 75 Parkway, Suite 750, Atlanta, Georgia 30339-3082. Please retain this Statement for future reference.

                       March 1, 1999

---------------------------------------------------------------------------

                      TABLE OF CONTENTS


Investment Objectives and Policies...................................... 1
Management of the Funds................................................. 8
Principal Holders of Securities........................................ 10
The Advisory Agreement................................................. 11
The Administration Agreement........................................... 13
The Distributor........................................................ 14
Distribution of Shares................................................. 15
The Transfer Agent..................................................... 17
Brokerage and Portfolio Transactions................................... 18
Capitalization......................................................... 19
Purchase of Shares..................................................... 20
Redemption of Shares................................................... 22
Net Asset Value........................................................ 23
Distributions and Tax Information...................................... 24
Performance Information................................................ 26
Miscellaneous.......................................................... 28
Financial Statements................................................... 29
Appendix.............................................................. A-1



	THE FUNDS AND THEIR INVESTMENT OBJECTIVES AND POLICIES

    The Sheffield Funds, Inc. ("Sheffield") is a diversified open-end, management investment company consisting of two separate portfolios (the "Funds"), each of which represents a separate portfolio of investments. The Funds presently comprising Sheffield are the Sheffield Total Return Fund (the "Total Return Fund") and the Sheffield Intermediate Term Bond Fund (the
"Bond Fund"). Sheffield was organized on November 21, 1989 under the laws of the State of Maryland.

    Reference is made to "What are the Funds' Principal Investment Strategies?," "Whate are the Primary Risks of Investing in the Funds?" and "The Funds and Their Investment Objectives and Policies" in the Prospectus for discussion of the investment objectives, policies, strategies and risks of the Funds. In addition, set forth below is a discussion of the types of investment the Funds may make in taking temporary defensive position, information regarding the Funds' portfolio turnover, and further information relating to the Funds' investments in convertible securities, debt securities, put and call options on Standard & Poor's Indexes, writing of covered call options on securities, financial futures and investment in dollar denominated and/or foreign denominated foreign securities.

Policy and Rationale of the Funds Regarding Convertible Securities
------------------------------------------------------------------

	Both Funds are authorized to invest up to 25% of their respective net assets in convertible securities.

	The Funds invest in a diversified portfolio of convertible securities of United States companies that issue securities both in the United States and abroad. These convertible securities may include convertible preferred stock, convertible bonds, bonds with attached warrants, Eurodollar convertible securities or other similar securities that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.

    Convertible securities are considered by the Adviser to be an attractive investment vehicle for the Funds because they combine the benefits of (1) higher current income than common stock generally provides, and (2) the possibility of profiting from an appreciation in the value of the underlying security thereby increasing their return over non-convertible bonds.

	Convertible securities offer capital gain potential while, at the same time, offering an added measure of downside protection not available from either equity or debt securities alone when the value of the underlying common stock declines or interest rates rise. The reason for this is that if the value of the underlying common stock declines, the higher yield on the convertible securities will become a more dominant factor in its value. Furthermore, if interest rates rise, the value of the convertible security may decline less than non-convertible issues of similar maturity and credit quality if the price of the underlying common stock is moving up or is otherwise close to the conversion price.

	Investors should be aware, however, that, as with all fixed income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline and, conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities, generally the right to be exchanged for the issuer's common stock, causes the market value of convertible securities to increase when the value of the underlying common stock increases. Since securities prices fluctuate, however, there can be no assurance that the market value of convertible securities will increase. Convertible securities generally will not reflect quite as great a degree of capital appreciation as their underlying stock. When the underlying common stock is experiencing a decline, the value of convertible securities tends to decline to a level approximating the yield-to-maturity basis of straight non-convertible debt of similar quality, often called "investment value." The bonds, however, may not experience the same level of decline as the underlying common stock. Furthermore, as a result of the conversion feature, the interest rate or dividend preference on convertible securities is generally less than would be the case if the securities were not convertible.

	Both Funds may invest up to 10% of their assets in convertible debt securities rated BB by Standard & Poor's or Ba by Moody's or non-rated issues if, in the opinion of the Adviser, such securities are of quality at least equal to a rating of BB by Standard & Poor's or Ba by Moody's. Securities rated BB by Standard & Poor's are considered, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms. Although debt securities rated BB by Standard & Poor's will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Securities rated Ba by Moody's are also of poorer quality and may be speculative investments; their ability to pay interest and principal cannot be considered as well assured. With respect to investments in unrated convertible debt securities, the Funds will be more reliant on the Adviser's judgment and experience than would be the case if the Fund invested solely in rated obligations.

	Some convertible securities may be subject to optional or mandatory call or redemption provisions enabling the issuer to buy back or redeem the security from a Fund for a variety of reasons depending on the terms of the particular convertible security. To the extent a convertible security is called or redeemed by the issuer, a Fund may be limited in its ability to realize capital appreciation on that particular convertible security.

     Convertible securities normally sell at a premium to their conversion value. This premium may expand or contract depending upon either conditions unique to the particular underlying common stock or movements in securities markets in general.

     Convertible securities rank senior to common stocks in a corporation's structure but may be subordinate to an issuer's other debt obligations. Securities are senior to common stock when they have preference on payment of income and/or liquidation of assets. Because convertible securities are senior in rank to common stock in a corporation's capital structure, they generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which a particular convertible security sells above its value as a fixed income security. Prices of convertible securities are likely to decline when interest rates rise and increase when interest rates fall.

Debt Securities
---------------

     The Fund will, except with respect to convertible securities, invest in debt securities rated in Standard & Poor's or Moody's top four categories for credit and safety purposes or non-rated issues if, in the opinion of the Adviser, such issues are of a quality at least equal to a rating in the top four categories. This will limit the Bond Fund's investment risk on its debt securities since it may not invest in nonconvertible securities rated lower than BBB by Standard & Poor's or Baa by Moody's at the time of the acquisition. Should the rating of any debt issue decline after purchase below Standard & Poor's or Moody's top four ratings, the Fund and the Adviser will reconsider the advisability of continuing to hold such debt issue. Although generally considered "investment grade" securities suitable for inclusion in virtually all fiduciary type accounts, debt securities rated BBB by Standard & Poor's and Baa by Moody's may have speculative characteristics. Under normal circumstances, debt securities rated BBB and Baa are generally regarded as having adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt securities in higher rated categories. Investors should note that a rating is not a recommendation to purchase, sell or hold a security. Although a credit rating evaluates the risk of default with respect to the timely payment of principal or interest of a particular issue, it does not evaluate its market risk due to interest rate movements.

    The Bond Fund's investments in debt securities will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risks relate to the fact that market values of debt securities in which the Bond Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of straight debt securities whereas a decline in interest rates will tend to increase their values. Both credit and market risks are increased by investing in debt securities rated below the top three grades by Standard & Poor's or Moody's as described above. Investors should be aware that an economic downturn or an increase in interest rates could severely affect the market for these debt securities and adversely affect the value of outstanding debt securities and the ability of issuers to pay interest and repay principal. Periods of economic uncertainty and changes may also result in increased volatility of market prices and the Bond Fund's net asset value.

Commercial Paper
----------------

      The Funds may invest in commercial paper as a means to achieve their current income objective. Commercial paper purchased by the Funds will have a rating by Standard & Poor's of A-1 or A-2 at the time of purchase. See Appendix A for discussions of these ratings.

Options and Financial Futures
-----------------------------

      The Funds may engage in options and financial futures transactions.
Each Fund's option activity (excluding writing covered calls) will be limited such that the value of the securities underlying the options will not exceed 15% of the Fund's total assets. The Funds will limit their writing of covered calls to securities which do not constitute more than 25% of the Fund's total assets. The Funds may enter into financial futures contracts (stock index futures for the Total Return Fund and futures on debt instruments for the Bond
Fund) provided that the aggregate margin requirement does not exceed 5% of each Fund's total assets, and the aggregate value of the futures contract does not exceed 25% of the respective Fund's total assets.

   The Funds may purchase financial futures contracts and the Total Return Fund may purchase call options on stock indexes to enable the Funds to maintain their general philosophy of being fully invested during times in which the Funds have excess cash or require liquidity to meet redemption requests. Financial futures provide the additional advantage of minimum disruption to the remaining portfolio to meet redemption requirements and may result in lower trading costs.

    As a means to reduce market risk during times when the Adviser believes the markets to be experiencing increased volatility, the Funds may sell futures contracts or purchase puts on stocks, market indexes or other appropriate financial instruments. Since the Funds normally seek to be fully invested, this activity would be infrequent. The Funds may, as a matter of course, enter into the sale of futures contract in order to close an outstanding long position in the same contract.

    The Funds may also engage in selling (writing) covered calls on a portion of their portfolios for the purpose of earning additional return. If a Fund has written a covered call option on a security, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written.

   A futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of a specific quantity of a commodity (including interest-bearing securities or an index of securities). In the case of a stock index future, the parties agree to take or make delivery of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made; generally contracts are closed out prior to the expiration date of the contract. No price is paid upon entering into futures contracts. Instead, the Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments to and from the broker, called "variation margin," would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

   An option on a stock index gives the holder the right to receive an amount of cash upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Funds on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. The Funds may offset their positions in stock index options prior to expiration by entering into a closing transaction on an exchange, or they may let the option expire unexercised.

   The value of a stock index option fluctuates with changes in the market values of the stocks included in the indexes. A put option would give the Funds, as the holders of the put, the right to sell the option at the option exercise price at any time during the option period. Since the value of a put increases as the index declines below a specified level, the decline in the asset and value of the Funds would be offset in part by the increase in value of the put options. Upon exercise of a stock index put, the Funds will realize an amount based on the difference between the exercise price and the closing price of the stock index.

    The Funds may sell (i.e., write) covered listed options on securities in an effort to achieve additional return. When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current market value of the option written. A covered call option entitles the holder to the right to buy the underlying security which the Funds own at any time during the option period at the stated exercise price. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. When a covered call option is written by a Fund, the Fund will make arrangements with the custodian to segregate the underlying securities until the option is either exercised or the Fund effects a closing purchase transaction. A put option entitles the holder to the right to sell the underlying security to the Funds at any time during the option period at the stated exercise price. Premiums received from writing options which expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds as writer of an option bear the market risk of an unfavorable change in the price of the security underlying the written option.

     The Funds may purchase put options on securities in order to protect the securities against a decline in market value. A purchased put option entitles the Funds to sell the underlying security at the option exercise price at any time during the option period. By purchasing a put option, the Funds are able to protect the unrealized gain in the appreciated underlying security without actually selling the security. Any losses realized by the Fund upon expiration of the put options are limited to the premiums paid for the purchase of such options plus any transaction costs.

    The Funds may also buy call options on securities which they intend to purchase in order to limit the risk of a substantial increase in the market price of such securities. A call option entitles the Funds to the right to buy the underlying securities from the option writer at a stated exercise price. Any losses realized by the Funds upon expiration of the call options are limited to the premiums paid for the purchase of such options, plus any transaction costs.

    If a Fund has written a covered option on a security, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when a Fund so desires.

    There are several risks in connection with the use of options and financial futures including: (1) an imperfect correlation between the change in the market value of the Funds' portfolio securities and the prices of financial futures contracts and options; (2) the lack of assurance that a liquid market will exist and the resulting inability to close a futures or option position when desired; and (3) the possibility that markets will not continue to become more over-or undervalued after the Fund takes a position in futures contracts, and that the Funds may, therefore, incur losses on options and financial futures transactions.

    Related to writing covered call options, a Fund gives up some control over when it may sell the underlying securities, and must be prepared to deliver the underlying securities against payment of the call option's exercise price at any time during the life of the option. A Fund also retains the full risk of a decline in the price of the underlying security held to cover the call option for as long as its obligation as a seller (i.e., writer) continues, except to the extent that the effect of such a decline may be offset in part by the premium received.

Investments in Foreign Securities
---------------------------------

     The Adviser may invest up to 10% of the Total Return Fund's assets in dollar denominated foreign securities and American Depository Receipts ("ADRs") of foreign companies. Similarly, up to 10% of the Bond Fund's assets may be invested in ADRs and dollar and/or foreign denominated foreign securities provided they are rated A or better by Standard & Poor's or Moody's at the time of acquisition. Should the ratings of any foreign bond decline to a level below A, the Fund will endeavor to dispose of that asset at the time it becomes aware of the downgrading. Through investment in foreign securities, the Adviser attempts to take advantage of differences between economic trends and the performance of securities markets in various countries. The Adviser believes that it may be possible to obtain appreciation from a portfolio consisting, in part, of foreign investments and also achieve increased diversification. Increased diversification may be gained by combining securities from various countries that offer different investment opportunities and are affected by different economic trends. The foreign securities purchased will be publicly traded either on a national securities exchange or over-the-counter.

    Generally, investments in securities of foreign companies involve greater risks than are present in domestic investments. Canadian securities are not considered by the Adviser to have as high a degree of risk as other nations' securities because Canadian and U.S. companies are generally subject to similar auditing and accounting procedures and similar governmental supervision and regulation. Also, Canadian securities are normally more liquid than other non-U.S. securities. Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.

     In addition, investing in foreign securities also involves the following risks not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible expropriation or nationalization of assets; and possible imposition of foreign taxes. Furthermore, the U.S. government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Funds.

	To the extent portfolio securities are denominated in foreign currencies, the value of the assets of the Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign securities into U.S. dollars on a daily basis.

Investments in Small Companies
------------------------------

	The Funds will generally invest in companies having a minimum capitalization of $100 million. Generally, companies having a capitalization of less than $500 million are considered to have additional risks associated with small companies. Certain of such companies may have limited product lines, markets on financial resources, or they may be dependent upon a limited management group. Also, the securities of smaller companies may be more volatile than the securities of larger more established companies.

Investment Restrictions
-----------------------

     The Board of Directors of Sheffield has adopted the following investment restrictions, all of which are fundamental policies and may not be changed as to any Fund without the approval of the holders of a majority of such Fund's outstanding voting securities (which means, as to each Fund, the vote of the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities).

	If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following restrictions.

The Funds may not:

(1) Borrow money except for temporary or emergency purposes, and then only in an amount not in excess of 5% of a Fund's net assets.

(2) Issue senior securities, except that the Funds may borrow money as provided in restriction (1).

(3) As to 75% of their total assets, purchase securities of any one issuer, other than those issued or guaranteed by the United States government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the Fund's total assets would be invested in securities of such issuer or the Fund would own 10% or more of the outstanding voting securities of such issuer.

(4) Invest more than 25% of a Fund's assets in any one industry; however, an exception to this policy will apply with respect to securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

(5) Invest more than 10% of a Fund's net assets in securities for which there are legal or contractual restrictions on resale, securities which are not readily marketable, securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, or other illiquid securities. In determining securities subject to this 10% restriction, the Funds will include repurchase agreements maturing in more than seven days.

(6) Act as an underwriter of securities of other issuers, except to the extent that they may be deemed to act as underwriters in certain cases when disposing of portfolio securities.

(7) Purchase or sell real estate or interests in real estate, including real estate limited partnerships. The Funds may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

(8) Make loans of portfolio securities to other persons, provided that a Fund may purchase debt obligations consistent with its investment objectives and policies.

Additional investment restrictions adopted by the Directors of the Funds which may be changed by the Directors at their discretion provide that the Funds may not:

(9)	Make short sales of securities.

(10)	Invest more than 5% of the value of their total assets in marketable warrants to purchase common stock valued at the lower of cost or market. Included within that amount, but not to exceed 2% of the value of each Fund's asset, may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by a Fund as part of a unit or attached to securities may be deemed to be without value.

(11)	Purchase or sell interests in oil,  gas, or other mineral leases or exploration or development programs. A Fund, however, may purchase or sell securities of entities which invest in such programs.

(12)	Engage in arbitrage transactions.




                             MANAGEMENT OF THE FUNDS

     The Board of Directors is responsible for the overall management of the Funds, including general supervision and review of its investment activities. The Board also approves the Funds' agreements with its primary service providers (e.g., the Adviser, the Distributor, the Custodian and the Transfer Agent), and appoints the Funds' officers, who administer the Funds' daily operations. Below is a list of Sheffield's directors and executive officers, together with their principal occupations during the past five years. Each person whose name and title is followed by an asterisk is an interested person of Sheffield within the meaning of the Investment Company Act of 1940, as amended.

Roger A. Sheffield, C.F.A., Chairman of the Board and President*
----------------------------------------------------------------
Mr. Sheffield, who is 52 years old, has been Chairman of the Board and President of Sheffield since its inception. Mr. Sheffield is also a Principal of the Adviser and serves as President of the Adviser and Alpha-Line Investments, Inc., the Funds' Distributor, positions he has held since 1979 and 1986, respectively. Mr. Sheffield's address is 900 Circle 75 Parkway, Suite 750, Atlanta, Georgia 30339-3082.

Victor L. Andrews, Director
---------------------------
Dr. Andrews, who is 68 years old, has served as Chairman of the CFO Roundtable of Georgia State University, Atlanta, Georgia since ______. He has been Professor Emeritus of the College of Business Administration and Chairman Emeritus of the Department of Finance at Georgia State University since _____. He is a former member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a director of the following investment companies: INVESCO Funds, and INVESCO Treasurer's Trust. He is a principal in Andrews Financial Associates, Inc., a firm specializing in financial consulting. Dr. Andrews is a member of the Advisory Board of Fund Directions, a newsletter published for mutual fund directors and trustees. Dr. Andrews' address is 34 Seawatch Drive, Savannah, Georgia 31411-2600.

J.  Coleman Budd, Director
--------------------------
Mr. Budd, who is 71 years old, is retired. From September, 1958 through December, 1987, Mr. Budd was employed by The Robinson-Humphrey Company and, upon his retirement, was Executive Vice President and a member of Robinson-Humphrey's Executive Committee and Board of Directors. Mr. Budd has served in various capacities with the Securities Industry Association, including governor and member of the Association's Executive Committee.
Mr. Budd has also served as National Chairman of the National Association of Securities Dealers, Inc.'s ("NASD") Board of Governors and as Chairman and member of diverse NASD committees. Mr. Budd has also served two terms as Governor of the Midwest Stock Exchange and has been a member of, among others, the Advisory Committees of both the New York and American Stock Exchanges. He is also on the Board of Wesley Woods Foundations, Inc. Mr. Budd's address is 39 Habersham Park, N.W., Atlanta, Georgia 30305.

John B. Rofrano, Director
-------------------------
Mr. Rofrano, who is 55 years old, has been Vice President and portfolio manager of INVESCO Capital Management, Inc since ________. He was a director of INVESCO Services, Inc. from 1984 to 1994, and President of Variable Investors Series Trust from 1992 to 1994. Mr. Rofrano has previously served as President and director of EBI Funds, Inc., EBI Series Trust, EBI Cash Management Fund, Inc., INVESCO Institutional Series Trust and Dolphin Equity Fund. Mr. Rofrano's address is c/o INVESCO, 1360 Peachtree Street, Atlanta, Georgia, 30309.

Caroline L. Scott, C.F.A., C.P.A., Secretary and Treasurer*
-----------------------------------------------------------
Ms. Scott, who is 40 years old, has been the Secretary and Treasurer of Sheffield since February, 1991. Ms. Scott is a Principal of the Adviser and also has been the Chief Financial Officer of the Adviser since August, 1990. Previously, she was employed as a manager by Coopers & Lybrand L.L.P., Certified Public Accountants. Ms. Scott's address is 900 Circle 75 Parkway, Suite 750, Atlanta, Georgia 30339-3082.

     For the fiscal year ended October 31, 1998 and 1997, the each Fund paid aggregate Directors' fees and expenses of $4,800 and $4,800, respectively. Directors who are not affiliated with the Adviser receive an annual fee of $1,200 (paid for equally by each Fund) and $250 per Fund for each quarterly meeting attended, plus reimbursement of out of pocket expenses. During the 1998 fiscal year, each non-affiliated director of the Funds received $3,200 in fees (paid equally by each Fund), plus reimbursement of expenses. The directors do not receive any other compensation, and the officers of Sheffield receive no compensation directly from Sheffield for performing the duties of their offices.

    The Board of Directors has adopted a mandatory retirement policy for directors who have attained seventy-two (72) years of age. The mandatory retirement age for each director is the last day of the calendar quarter in which the director turns seventy-two (72).



                    PRINCIPAL HOLDERS OF SECURITIES

Principal Stockholders
----------------------

     As of October 31, 1998, the following individuals or entities were known by the Total Return Fund to be record and beneficial owners of five percent or more of the outstanding stock of the Total Return Fund:

   Name and Address of                     Number of             Percent of
       Beneficial Owner                    Shares                   Class
---------------------------------         ---------               ----------
Dr. and Mrs. Kerry Schwartz
113 East Webster Avenue
Winter Park, Florida  32789-3224            121,765                 7.89%

Mrs. Laureen B. Cianciolo
13201 Walsingham
Largo, Florida  34644                       100,083                 6.49%

John R. Ibach, M.D., P.A. Profit
    Sharing Plan and Trust
836 Prudential Drive #1503
Jacksonville, FL 32207                       82,102                  5.32%

Mr. and Mrs. David D. Dieterich and
    children
10063 Oaks Lane
Seminole, FL 34662-2006                      78,395                  5.08%


     As of October 31, 1998, the following individuals or entities were known by the Bond Fund to be record and beneficial owners of five percent or more of the outstanding stock of the Bond Fund:

  Name and Address of                     Number of               Percent of
  Beneficial Owner                         Shares                   Class
----------------------------------        ---------               ----------
Dr. and Mrs. Kerry Schwartz
113 East Webster Avenue
Winter Park, Florida  32789-3224            55,482                  6.80%

Clyde R. Balch, M.D., P.A.,
  Pension Plan
201 Eighth Street South
Naples, Florida 33940-6141                  49,892                  6.12%

Mr. and Mrs. Richard G. Onkey
8723 LaPalma Lane
Naples, FL 34108                            47,969                     5.88%


Management Ownership
--------------------

      As of October 31, 1998, the President of Sheffield, the Treasurer, the Sheffield Investment Management Profit Sharing Plan and related family members owned as a group approximately 1.24% and .57%, respectively, of the outstanding shares of the Total Return and Bond Funds.



                        THE ADVISORY AGREEMENT

	Pursuant to an Investment Advisory Agreement, Sheffield Investment Management, Inc. (the "Adviser") manages the investment and reinvestment of each Fund's assets and continuously reviews, supervises and administers each Fund's investment program. The Adviser also determines, in its discretion, the securities to be purchased or sold, subject to the ultimate supervision and direction of Sheffield's Board of Directors. Pursuant to the Investment Advisory Agreement, the Adviser will, at its own expense and at Sheffield's request, provide the foregoing services and the office space, furnishings and equipment, and the personnel as may be reasonably required in the judgment of the Board of Directors to perform such services.

	As compensation for its investment management services, the Adviser receives from Sheffield an advisory fee which will be computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the applicable Fund. On an annual basis the advisory fee is equal to 1.00% of the average net asset value of net assets up to $50 million; 0.75% of the average net asset value of net assets in excess of $50 million but not more than $100 million; and 0.60% of the average net asset value of net assets in excess of $100 million. The portions of the advisory fee which are equal to or higher than 0.75% of the average net assets of each Fund are higher than those generally charged by investment advisers to similar funds.

	The advisory fees paid by the Funds for the last three years were as follows:

                                       Fiscal Year ended October 31,
                                  ------------------------------------
                                    1998         1997          1996
                                  --------     --------      --------
Total Return Fund                 $281,552     $281,798      $237,139
Bond Fund                          $58,384*     $55,621*      $47,510*

* Advisory fees paid by the Bond Fund were net of a voluntary waiver by the Adviser of fees equal to .25% of average annual net assets beginning
April 1, 1993. This fee waiver amounted to approximately $19,500, $18,500, and $16,000 in fiscal 1998, 1997 and 1996, respectively.

	The Adviser has agreed that, if in any fiscal year the aggregate expenses of any of the Funds (including investment management, administration, advisory and distribution fees, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over any of the Funds, it will reimburse such Fund for the excess expense to the extent required by state law. An expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis. To the extent that any of the Funds are reimbursed for excess expenses, such reimbursement will lower the Fund's overall expense ratio.

     The Adviser and its predecessors have been continually registered under the Investment Advisers Act of 1940, as amended, since 1975. In addition to the Funds, the Adviser manages client funds on both a discretionary and non-discretionary basis. The Adviser also provides personal asset allocation planning and other investment counseling services for individuals and corporations for a separate fee. The Adviser's counseling services consist of advising clients on how to diversify their portfolios in order to reduce portfolio risk, take better advantage of opportunities in the investment marketplace and satisfy their own unique investment goals and objectives. In connection with the purchase of shares of the Funds, the Adviser may be contracted to advise investors on how best to allocate their assets between the two Funds given the investor's particular needs, goals and objectives. The Adviser has provided these services to individual clients since 1979. The Adviser charges a separate fee for individualized counseling services performing any or all of the foregoing services.

      Pursuant to the Investment Advisory Agreement, the Adviser has granted to Sheffield the right to use the name "Sheffield" in its name. The Adviser has reserved the right, however, upon 30-days' written notice, to terminate the right to such use should the Adviser no longer serve as investment adviser to the Funds or should the Advisory Agreement be terminated. Under those circumstances, the Adviser has also reserved the right to grant the right to use the name "Sheffield" to another investment company, business or other enterprise.

      The Adviser is controlled by Roger A. Sheffield, C.F.A., the President and Chairman of the Board of Sheffield and Caroline L. Scott, C.F.A., C.P.A., the Treasurer and Secretary of Sheffield.

     The Investment Advisory Agreement must be approved annually by vote of a majority of the directors who are not parties to the Investment Advisory Agreement or "interested persons" of any such party, cast in person at a meeting called for that purpose. The Investment Advisory Agreement may be terminated by either party at any time, without penalty, upon 60 day's written notice and will automatically terminate in the event of its assignment. Termination will not affect the right of the Adviser to receive payments of any unpaid compensation earned prior to termination. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Funds in connection with the performance of its obligations under the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, the Investment Advisory Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services.

    The services of the Adviser to the Funds are not deemed to be exclusive, and nothing in the Investment Advisory Agreement prevents the Adviser, or any affiliate thereof, from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Funds) or from engaging in other activities.




                          THE ADMINISTRATION AGREEMENT

	The Adviser (hereinafter sometimes also referred to as the "Administrator") also provides to the Funds the following administration services: determining and calculating each Fund's net asset value, as described herein (see "Valuation of Shares"); overseeing maintenance of books and records of each Fund required by the 1940 Act; overseeing the preparation of each Fund's federal, state and local tax returns; preparing financial information for each Fund's proxy statements and semi-annual and annual reports to stockholders; preparing each Fund's periodic financial reports to the Securities and Exchange Commission; and responding to stockholder inquires relating to each Fund. As compensation for its administrative services, the Administrator receives from each Fund a monthly fee at an annual rate of the greater of either (i) .15% of each Fund's average daily assets or (ii) a fee based on the Administrator's reasonable cost of performing its services under the Administration Agreement, provided that such costs may not exceed $48,000 per Fund. During the years ended October 31, 1998, 1997, and 1996, the Total Return Fund paid $48,000 per year in administrative fees. During the years ended October 31, 1998, 1997, and 1996, administrative fees paid by the Bond Fund were $23,000, $23,000, and $25,000, respectively. During the fiscal year ended October 31, 1998, the Administrator waived administrative fees to the Bond Fund amounting to approximately $25,000.

     The Administrator shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of its obligations under the Administration Agreement except a loss resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of, or from reckless disregard by it of its duties under, such Agreement. The Administrator will bear all expenses incurred in connection with its duties under the Administration Agreement. The services of the Administrator to Sheffield and each Fund are not deemed to be exclusive, and nothing in the Administration Agreement prevents the Administrator, or any affiliate thereof, from providing similar services to other investment companies and other clients or from engaging in other activities.

     The Administration Agreement may be terminated by either party at any time without penalty, upon 60-days written notice.





                             THE DISTRIBUTOR

     Alpha-Line Investments, Inc., the Distributor, a Georgia corporation, is the principal underwriter of the Funds under an amended and restated Distribution Agreement dated February 27, 1992 (the "Distribution
Agreement"). The Distributor is an affiliated person of the Adviser and the Funds because all of the Distributor's outstanding shares of voting stock are owned by Roger A. Sheffield, C.F.A. The Distributor acts as agent upon the receipt of orders from investors. The Distributor will be reimbursed by each Fund for the expenses incurred by the Distributor in connection with the sale of the Funds' shares in accordance with that Fund's Distribution Agreement and pursuant to that Fund's Plan of Distribution promulgated under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), each of which is described under "Distribution of Shares" herein and in the Prospectus under "Plans of Distribution." The Distributor's principal office is located at 900 Circle 75 Parkway, Suite 750, Atlanta, Georgia 30339-3082.

    Under the Distribution Agreement, the Distributor continuously offers shares of the Funds.



                         DISTRIBUTION OF SHARES

     Rule 12b-1 under the 1940 Act permits each of the Funds to use its assets to bear expenses of distributing its shares if it complies with various conditions, including adoption of a plan of distribution containing certain provisions set forth in the rule. The plans described below were approved by the Directors of Sheffield, including a majority of the Directors who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Directors") and the Directors who have no direct or indirect financial interest in the plans or any agreement related thereto (the "Rule 12b-1 Directors"), who currently are the same persons as the Independent Directors. The Directors have determined that, in their judgment, there is a reasonable likelihood that the plans will benefit each Fund and its shareholders by, among other things, giving the Funds the ability to provide broker-dealers and others with an incentive to sell additional shares of the Funds, thereby making collective investment economically feasible and productive. In their quarterly review of the plans, the Directors will consider their continued appropriateness and the level of compensation provided in the respective plans.

    Each plan provides that the applicable Fund may pay certain distribution costs and maintenance fees, which payments may not exceed a maximum amount equal to 0.0625% of the applicable Fund's average daily net assets for a fiscal quarter. This is approximately equivalent to a maximum annual amount equal to 0.25% of the applicable Fund's average daily net assets.

     Each Fund's plan of distribution provides that the applicable Fund may, subject to the annual 0.25% limitation described above, pay the Distributor monthly for any and all expenses incurred by the Distributor in connection with the sale of shares of the Funds, including but not limited to
(1) commissions not to exceed 4% of the total price paid to either Fund as may be paid by the Distributor to broker-dealers other than the Distributor for the sale of Fund shares made by or through such other broker-dealers; (2) fees of up to 0.25% per annum of the average net asset value of the shares sold by, or in respect of services which are provided by the distributor, broker-dealers or others and which remain outstanding on the books of such Fund for specified periods for distribution, maintenance, service, support and/or other similar service or services; (3) such finders' or referral fees as may be paid by the Distributor to persons referring new investors to the applicable Fund; (4) for the costs and expenses incurred in connection with the preparation, printing and distribution of the Funds' prospectus, statement of additional information and sales literature; and (5) expenses incurred in connection with the sale and distribution of the Funds' shares, including capital or other expenses of equipment, rent, salaries and other overhead. In addition, the plans provide that the Funds may pay, subject to the annual 0.25% limitation, such other distribution costs as the Directors may from time to time specify. During the year ended October 31, 1998, distribution costs of $7,109 related to overhead items were reimbursed by each Fund.

    Each Fund's plan of distribution provides also that the Adviser is authorized to use its advisory fee revenue, past profits or other resources, without limitation, to pay for any appropriate distribution-related activity reasonably intended to result in the offer and sale of shares of each Fund. Each Plan provides that, should the use by the Adviser of its own resources, without limitation, to pay for such distribution-related expenses be deemed to be an indirect financing of distribution activity by the Funds, such payments are specifically authorized.

      No commission will be paid under the plans with respect to shares acquired under the Funds' Automatic Dividend Reinvestment Plan. Amounts payable under a plan will be accounted for as expenses of the applicable Fund.

     Each plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or by vote of a majority of the outstanding voting securities of the applicable Fund. Any change in a plan that would materially increase the distribution expenses of a Fund requires stockholder approval; otherwise, a plan may be amended by majority of the Directors, including the Rule 12b-1 Directors.

    For so long as a plan is in effect, Sheffield will be required to commit the selection and nomination of candidates for Independent Directors to the discretion of the Rule 12b-1 Directors.

    The total amounts paid by each Fund under the foregoing arrangements for any year may not exceed the maximum plan limit specified above, and the amounts and purposes of expenditures under each plan must be reported to the Rule 12b-1 Directors quarterly. The Rule 12b-1 Directors may require or approve changes in the implementation or operation of the plans and may also require that expenditures be kept within limits lower than the maximum amount permitted by the applicable plans as stated above.

    It is expected that each plan's limit on quarterly expenditures (i.e., 0.0625% of average daily net assets) will be reached from time to time. To the extent that this occurs, the Funds will not be able to pay the Distributor on a current basis all of the commissions, finders' or referral fees and maintenance fees payable to the Distributor from the sale of the Funds' shares. In such event the Distributor intends, although it is not obligated to do so, to continue to offer shares of the Funds and to continue to pay others reallowances and maintenance fees. Should this occur, the Distributor intends to seek payment from each respective Fund of the applicable unpaid expenses, without any interest thereon, at such times as the particular plan's annual expenditures limit has not otherwise been reached. If the Funds' plans of distribution are terminated, however, the Funds will not be liable for any unpaid expenses.

     The Funds allocate expenses for all of their joint distribution activities equally. The Funds do not participate in joint distribution activities with any other funds.



                              TRANSFER AGENT

        The Funds' Adviser also serves as the Transfer Agent for the Funds pursuant to a Transfer Agency Agreement dated February 6, 1990. In its function as Transfer Agent, the Adviser processes new accounts, purchases, redemptions, and transfers, directs the disbursement of dividends and issues certificates. For its services as Transfer Agent, the Adviser receives from each Fund a monthly fee at an annual rate of the greater of $10,000 per Fund or $15.00 per stockholder account. For the year ended October 31, 1998, each Fund received $10,000.


                    BROKERAGE AND PORTFOLIO TRANSACTIONS

	The Adviser arranges the placement of orders and the execution of portfolio transactions for the Funds. In selecting brokers to be used in portfolio transactions, the Adviser gives consideration to the broker's ability to provide the best execution of the transaction at prices most favorable to the Funds. When such a transaction involves listed securities, the Adviser considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed (i.e., a third market transaction) or effecting the transaction in the institutional or fourth market. However, in situations where, in the Adviser's judgment, execution through some other broker is likely to result in a saving or other advantage to a Fund, such broker will be used.

      In addition to consideration of best execution at prices most favorable to the Funds, the Adviser may, in the allocation of such investment transaction business, consider the general research and investment information and other services provided by the brokers, although it has adopted no formula for such allocation. These research and investment information services make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of many securities firms.
These services may be useful to the Adviser in connection with advisory clients other than the Funds and not all such services may be used by the Adviser in connection with the Funds. Although such information may be a useful supplement to the Adviser's own investment information in rendering services to the Funds, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisory Agreement and will not reduce the advisory fee payable to the Adviser by the Funds.

     The Adviser may follow a policy of considering sales of shares of the Funds as a factor in the selection of broker to execute portfolio transactions, subject to the requirements of best execution discussed above.

     On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other customers, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased in order to obtain best execution and lower brokerage commissions. In this event, allocation of the shares so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Funds. In some cases, the aggregation of securities to be sold or purchased could have a detrimental effect on the price of the security insofar as a Fund is concerned. However, in other cases, the ability of a Fund to participate in volume transactions could be beneficial to the Fund.

     During the years ended October 31, 1998, 1997, and 1996, the Funds paid approximately $54,500, $58,000, and $61,000, respectively, of commissions to various brokers.



                           CAPITALIZATION

     The authorized capital stock of the Sheffield Funds consists of 10,000,000 shares of common stock, $.001 par value per share, classified as 5,000,000 shares of the Total Return Fund and 5,000,000 shares of the Bond Fund. The Board of Directors has the power to authorize and issue additional classes of stock, without stockholder approval, by classifying or reclassifying unissued stock, subject to the requirements of the 1940 Act. Shares of the Funds are redeemable at net asset value per share. Each Fund's shares of common stock are equal as to dividends and voting privileges and have no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock is entitled to a pro rata portion of the particular Fund's assets after payment of debts and expenses.

   Stockholders are entitled to one vote per share and do not have cumulative voting rights, and, as such, holders of 50% or more of the shares voting for directors can elect all directors. Shares of the Funds shall not, unless specifically requested in writing by a stockholder, be evidenced by a certificate or certificates representing such shares.




                         PURCHASE OF SHARES

     Reference is made to "How to Purchase Shares" in the Prospectus for more information concerning how to purchase shares. Investors may arrange to acquire shares through broker-dealers other than the Distributor. Such other broker-dealers have the responsibility of promptly transferring the investor's Account Application Forms and investment to the Funds' Transfer Agent and custodian, respectively, so that the investor's shares are purchased at the next-determined net asset value after receipt of the investor's investment by the broker-dealer.

Purchase by Exchange of Securities
----------------------------------

     The Board of Directors of Sheffield has determined that it is in the best interest of a Fund to offer its shares, in lieu of cash payment, for securities approved by the Adviser to be purchased by such Fund. This will enable an investor to purchase shares of the Funds by exchanging securities owned by the investor for shares of the applicable Fund. The Directors believe that such a transaction can benefit a Fund by allowing it to acquire securities for its portfolio without paying brokerage commissions. For the same reason, the transaction may also be beneficial to investors. Equity securities will be exchanged for shares of the Total Return Fund and debt securities will be exchanged for shares of the Bond Fund. Cash and convertible securities may be contributed to either Fund in accordance with the wishes of the investor and the consent of the Adviser. The exchange of securities in an investor's portfolio for shares of any of the Funds is treated for federal income tax purposes as a sale of such securities and the investor may, therefore, realize a taxable gain or loss.

    The Funds shall not enter into such transactions, however, unless the securities to be exchanged for Fund shares are securities whose values are readily ascertainable and are readily marketable, comply with the investment policies of the applicable Fund, are of the type and quality which would normally be purchased for such Fund's portfolio, are securities which the Fund would otherwise purchase, and are acquired for investment and not for immediate resale. The value of each Fund's shares used to purchase portfolio securities as stated herein will be determined at such time as the applicable Fund next determines its net asset value after receipt of the securities.
Such securities will be valued in accordance with the same procedure used in valuing a Fund's portfolio securities. (See "Valuation Shares.") If you wish to acquire a Fund's shares in exchange for securities you should contact Sheffield at the address or telephone number shown on the cover page of this Prospectus. The Board of Directors of Sheffield reserves the right to terminate this privilege at any time.

Exchange Privilege
------------------

    Stockholders of either of the Funds may exchange shares of their respective Fund for shares of the other Fund.

     An exchange request must be given in writing to the Transfer Agent. If the exchange request is in "good order," the exchange will be based on the respective net asset values of the shares involved which is next determined after the request is received. This offer is limited to states in which shares of the appropriate Fund may legally be offered. Investors should consider the difference in the investment objectives and portfolio compositions of the Funds.

Before you make an exchange, you should consider the following:

* Please read the current prospectus of the Funds. For a copy of the current prospectus and for answers to any questions you may have, call (770) 953-1597.
* An exchange is treated as a redemption and a purchase. Therefore, you could realize a taxable gain or loss on the transaction.
* Recently purchased shares may not be exchanged until payment for the purchase has been collected, which may take up to fifteen business days.
Your money is invested during the holding period.
* Exchanges are accepted only if the registrations of the two accounts are identical.
* The redemption price of shares redeemed by exchange is the net asset value next determined after Sheffield has received the exchange request in Good Order.
* When opening a new account by exchange, you must meet the minimum investment requirement of the new Fund.

     Exchange requests must be in writing and should be mailed to the Transfer Agent at 900 Circle 75 Parkway, Suite 750, Atlanta, Georgia, 30339-3082. Please be sure to include on your exchange request the name and account number of your current Fund, the name of the Fund you wish to exchange, and the signatures of all registered account holders. Shares may not be exchanged by telephone.

    The Funds' exchange privilege is not intended to afford stockholders a way to speculate on short-term movements in the market. THE SHEFFIELD FUNDS ARE NOT SUITABLE FOR THAT PURPOSE. In order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Funds reserve the right, upon sixty (60)- days' written notice to shareholders, to suspend, limit, modify or terminate the exchange privilege or its use in any manner by any person or class.






                              REDEMPTION OF SHARES

      Reference is made to "Redemption of Shares" in the prospectus for more information concerning how to redeem shares. Under the 1940 Act, the date of payment for redeemed shares may be postponed, or the Fund's obligation to redeem their shares may be suspended (1) for any period during which trading on the New York Stock Exchange is restricted (as determined by the SEC),
(2) for any period during which an emergency exists (as determined by the SEC) which makes it impracticable for the Funds to dispose of its securities or to determine the value of a Fund's net assets, or (3) for such periods as the SEC may, by order, permit for the protection of stockholders.

	All declared but unpaid dividends and capital gains distributions credited to your account up to the date of redemption are paid by separate check after the redemption date.

    It is possible that in the future, conditions may exist which would, in the opinion of the Directors, make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the Directors may authorize payment to be made in portfolio securities or other property of the applicable Fund. However, each Fund is obligated under the 1940 Act to redeem for cash all shares presented to such Fund for redemption by any one stockholder up to $250,000 (or 1% of the applicable Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemption are valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Stockholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

Periodic Redemption
-------------------

     If you select the Sheffield Periodic Redemption option, money will be automatically moved from your Fund account to your bank account on the first business day of the month. (Please note that your bank may impose a charge for providing this service.) You may elect the Sheffield Periodic Redemption option on the Account Application Form or call the Transfer Agent for a Periodic Redemption application.






                                NET ASSET VALUE

	The net asset value per share of the Funds will not be calculated on days that the New York Stock Exchange is closed. These days include New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

	Each Fund's net asset value is calculated in the following manner:

	Equity Securities. Equity securities listed or traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last sales price on the day of valuation or, if no sale is reported, at the latest bid price.

	Income Securities. Valuations of a Fund's fixed and variable income securities are supplied by independent pricing services used by the Fund's Administrator, and which have been approved by the Board of Directors of Sheffield. Valuations are based upon a consideration of yields or prices of obligations of comparable quality, coupon, maturity and type, indications as to value from recognized dealers, and general market conditions. The pricing service may use electronic data processing techniques and/or a computerized matrix system to determine valuations. Securities for which market quotations are readily available are valued based upon those quotations. Short-term obligations with maturities of sixty days or less are valued at amortized cost, which approximates market. The procedures used by the pricing services are reviewed by the officers of the Funds and the Adviser under the general supervision of the Directors of Sheffield. The Directors may deviate from the valuation provided by the pricing service whenever, in their judgment, such valuation is not indicative of the fair value of the obligation. In such instances such obligations will be valued at fair value as determined in good faith by or under the direction of the Directors.

	Other Securities. Other securities and assets of a Fund, including restricted securities, will be valued at fair value as determined in good faith by or under the direction of the Directors.

	After each Fund's portfolio securities are valued as described above, cash receivables and other assets of a Fund are added and liabilities of a Fund deducted. Each Fund's net asset value per share is determined by dividing the value of the net assets of the Fund (i.e., assets less liabilities) by the total number of shares of the Fund outstanding. Expenses and fees of each Fund, including the fees of the Adviser, are accrued daily and taken into account for the purpose of determining net asset value.





                    DISTRIBUTIONS AND TAX INFORMATION

Distributions
-------------

     It is the Funds' intention to distribute to shareholders each Fund's net investment income and net realized capital gain, if any. The Total Return Fund will make annual distributions of its net investment income and net realized capital gains. The Bond Fund will make quarterly distributions of its net investment income on a calendar quarter basis and an annual distribution of its net realized capital gains. All such distributions will be reinvested automatically in additional shares (or fractions thereof) of each applicable Fund pursuant to such Fund's Distribution Reinvestment Plan unless a shareholder has elected not to participate in this plan or has elected to terminate his participation in the plan and to receive his distributions in cash. (See "Distribution Reinvestment Plan.")

Federal Taxes
-------------

    Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund qualifies as a regulated investment company, it will not be subject to federal income taxes to the extent that it distributes annually its net investment income and net realized capital gain.

      With respect to a stockholder that is exempt from federal income taxation under Section 401(a) or 501(a) of the Code, the distributions made by a Fund will not constitute unrelated taxable business income (i.e., taxable income derived by a tax-exempt entity from an unrelated trade or business regularly carried on by it) and thus will not be taxable. Under
Section 512(b)(1) of the Code, dividends are expressly excluded from unrelated business taxable income. Consequently, a tax-exempt shareholder will not incur any federal income tax liability as a result of its participation in a Fund.

    With respect to a shareholder that is not exempt from federal income taxation, all distributions, whether received in cash or additional shares of a Fund, will be taxable and must be reported by the shareholder on its federal income tax return. Each Fund's distributions of its net investment income and net short-term capital gain will constitute dividends taxable as ordinary income. Such distributions will not qualify for the dividends received deduction.

    Distributions made from the Fund's net realized long-term capital gains are taxable to shareholders as long-term capital gains regardless of the length of time the shareholder has owned Fund shares. The rate of tax will generally depend on how long the Fund held the securities on which it realized the gains. All other distributions, including short-term capital gains, generally will be taxed as ordinary income.

      Upon redemption of Fund shares held by a non-tax exempt investor, such investor, generally, will realize a capital gain or loss equal to the difference between redemption price received by the investor and the adjusted basis of the shares redeemed. Such capital gain or loss, generally, will constitute a short-term capital gain or loss if the redeemed Fund shares were held for twelve months or less, and long-term capital gain or loss if the redeemed Fund shares were held for more than twelve months. If, however, Fund shares were redeemed within six months of their purchase by an investor, and if a capital gain dividend was paid with respect to such Fund's shares while they were held by the investor, then any loss realized by the investor will be treated as long-term capital loss to the extent of the capital gain dividend.

     Section 4982 of the Code provides for a non-deductible 4% excise tax on the excess, if any, of the "required distribution" for the calendar year over the "distributed amount" for such calendar year. The "required distribution" is an amount equal to at least 98% of the Fund's ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses ("capital gain net income") realized during the one-year period ending October 31 of such year plus any ordinary income or capital gain net income undistributed from the prior year. For purposes of the required distribution, capital gain net income may be reduced by the Fund's net ordinary loss for the calendar year. Each Fund intends to avoid the imposition of this 4% excise tax, but no assurances can be given that this will be done every year.

     Information concerning the status of a Fund's distributions for federal income tax purposes will be mailed to shareholders annually. Such distributions may also be subject to state and local taxes.

	The foregoing is a general and abbreviated summary of applicable provisions of the Code and Treasury Regulations presently in effect, and is qualified in its entirety by reference thereto. The Code and these regulations are subject to change by legislative or administrative action.

Distribution Reinvestment Plan
------------------------------

     For the convenience of the stockholders and to permit stockholders to increase their stockholdings in the Funds in which they have invested, all dividends and capital gains distributions of the respective Funds are automatically reinvested on the payment date in shares (or fractions thereof) of the Fund making such distribution at the net asset value per share next determined.

     Stockholders may, however, elect not to enter into or to terminate at any time without penalty their participation in the Distribution Reinvestment Plan by notifying the Transfer Agent, in writing, at the time of investment (for new stockholders) or at least 15 business days prior to the proposed date for such termination (for existing stockholders). Stockholders may rejoin the plan by notifying the Transfer Agent, in writing, at any time.

      The Transfer Agent will maintain each stockholder's Fund account and furnish the stockholder with written information concerning all transactions in the account, including information needed for tax records. All costs of the Distribution Reinvestment Plan, including those of registration under applicable securities laws, if any, will be borne by the applicable Fund.






                          PERFORMANCE INFORMATION

	From time to time the Funds may provide their total return in advertisements, sales literature or reports, and other communications to stockholders. These total returns are calculated based on the applicable Fund's change in net asset value per share between the beginning and end of the period shown and assumed reinvestment of the applicable Funds dividend and capital gains distributions during the period.

     Total return figures are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

    P(1+T)n = ERV

    Where           P    =  a hypothetical initial payment of $1,000
                    T    =  average annual total return
                    n    =  number of years
                  ERV    =  Ending Redeemable Value of a hypothetical
                            $1,000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 (or other) periods (or fractional portion thereof);

      The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

     The following table provides the actual annual rates of return for each of the Funds for the fiscal year ended October 31, 1998, the five year period ended October 31, 1998, and the period from inception (April 2, 1990) through October 31, 1998. These rates are net of all expenses and assume reinvestment of dividends on the reinvestment date during each period.


                                               Total Return         Bond
                                                  Fund              Fund
                                              ------------         ----
For the year ended October 31, 1998              3.50%             5.63%
For the five-year period ended October 31, 1998	13.48%		   6.42%
For the period from inception (April 2, 1990)
 through October 31, 1998 (8.583 years)         12.53%             6.47%

      Based on the average annual rates of return listed above, a shareholder could have expected the following values (assuming either redemption or no redemption) on a $1,000 investment at the end of each time period.

                                                        Total Return    Bond
                                                            Fund        Fund
                                                        ------------   ------
For the year ended October 31, 1998			$1,035        $1,056
For the five-year period ended October 31, 1998		$1,882        $1,365
For the period from inception (April 2, 1990)
  through October 31, 1998 (8.583 years)		$2,754        $1,713

	The redeemable values shown above are computed by multiplying hypothetical investments of $1,000 on the first day of the measurement period by a number equal to: (1 plus the annual rate of return) to the power of the number of years (or fraction thereof) included in the period.

	From time to time the Funds may also advertise their "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a thirty-day (or one-month) period (which period will be stated in the advertisement.) The yield for any 30-day (or one-month period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Securities and Exchange Commission. The Funds may also advertise in items of sales literature an "actual distribution rate" which is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share. The Funds' yields will only be advertised when accompanied by the Funds' total return. The formula prescribed by the Securities and Exchange Commission for calculation yield is as follows:

                YIELD =  2[(a-b + 1)6 - 1]
                            ---
                            cd

   Where   a  =  dividends and interest earned during the period.
           b  =  expenses accrued for the period (net of reimbursement).
           c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends.
           d = the maximum offering price per share on the last day of the period.

     For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

     A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield for a state period of time.




                              MISCELLANEOUS

     As a Maryland corporation, Sheffield is not required to hold an annual stockholders' meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. However, special meetings may be called for purposes such as electing or removing directors, changing fundamental policies or approving an advisory contract.

    A director or officer of Sheffield shall not be liable to the Fund or its stockholders for monetary damages as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by statutory law (including the 1940 Act). Sheffield's Articles of Incorporation and By-laws provide for the indemnification of officers and directors to the fullest extent permitted by law. Reference should be made to the Articles of Incorporation and By-laws on file with the Securities and Exchange Commission for the full text of these provisions.

     From time to time the Funds may provide their total return in advertisements, sales literature or reports, and other communications to stockholders. These total returns are calculated based on the applicable Fund's change in net asset value per share between the beginning and end of the period shown and assume reinvestment of the applicable Fund's dividend and capital gains distributions during the period. (See Statement of Additional Information under "Performance Information.") In reports to shareholders or advertising materials, the Funds may compare their performance with unmanaged indices of securities of the type in which the Funds invest, or with that of other mutual funds, as listed in the rankings prepared by independent services that monitor the performance of mutual funds.

     The Adviser may follow a policy of considering sales of shares of the Funds as a factor in the selection of brokers to be used in portfolio transactions for the Funds, subject to the requirement of best execution discussed in the Statement of Additional Information under "Brokerage and Portfolio Transactions."

The Custodian
-------------

    The Funds have entered into a Custodian Agreement with UMB Bank, n.a., the principal address of whcih is 928 Grand Avenue, Kansas City, Missouri 64141-6226. As custodian, UMB Bank, n.a. holds the Funds' securities and cash and maintains certain records on behalf of the Funds. Subject to the prior approval of the Board of Directors, the custodian may use the services of subcustodians as to one or more of the Funds.

Independent Accountants
-----------------------

     PricewaterhouseCoopers LLP, 1155 Peachtree Street, 1100 Campanile Building, Atlanta, Georgia 30309, serve as the independent accountants for each of the Funds. The financial highlights of The Sheffield Funds, Inc. for the year ended October 31, 1998, included in this Statement of Additional Information have been incorporated herein in reliance on the report of PricewaterhouseCoopers LLP independent accountants, given on the authority of that firm as experts in accounting and auditing.



Sheffield Total Return Fund
Portfolio of Investments
October 31, 1998
-------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.5%)             PAR          VALUE
-------------------------------------------------------------------
UMB Bank Money Market
(cost - $136,319)                    $136,319       $136,319
                                                    --------

-------------------------------------------------------------------
COMMON STOCKS (92.2%)                                 SHARES
-------------------------------------------------------------------
AEROSPACE - 0.1%
Precision Castparts Corp.                 570        $25,080
                                                     -------

AUTO/TRUCK PARTS - 1.2%
Borg-Warner Automotive, Inc.            1,000         46,875
Magna International, Inc. - Class A     4,300        266,869
                                                     -------
                                                     313,744
                                                     -------

BANKING - 5.5%
BankAmerica Corp.                      10,546        606,395
Citigroup, Inc.                         1,375         64,625
First Union Corp.                       8,200        475,600
MBNA Corp.                             13,000        296,563
                                                     -------
                                                   1,443,183
                                                   ---------

BEVERAGES - SOFT DRINK - 1.4%
Coca-Cola Co.                           5,280        356,730
                                                     -------

BUILDING MATERIALS/CONSTRUCTION - 3.0%
Masco Corp.                            12,760        359,672
PPG Industries, Inc.                    7,600        435,100
                                                     -------
                                                     794,772
                                                     -------

CHEMICALS - 3.6%
   BASIC - 1.3%
   DuPont (E.I.) De Nemours & Co.       6,000        346,500
                                                     -------

   SPECIALTY - 2.3%
   Avery Dennison Corp.                 7,540        312,439
   Ecolab, Inc.                         9,790        292,476
                                                     -------
                                                     604,915
                                                     -------

COMPUTER HARDWARE - 3.3%
Cisco Systems, Inc.*                    7,845        494,235
SCI Systems, Inc.*                      9,000        355,500
                                                     -------
                                                     849,735
                                                     -------

COMPUTER SOFTWARE - 3.2%
Computer Associates International, Inc. 2,110         83,081
Microsoft Corp.*                        4,350        460,556
Unisys Corp.*                          11,330        301,661
                                                     -------
                                                     845,298
                                                     -------

DIVERSIFIED - 3.8%
AlliedSignal, Inc.                      8,800        342,650
Service Corp. International             7,140        254,362
Textron, Inc.                           5,200        386,750
                                                     -------
                                                     983,762
                                                     -------


--------------------------------------------------------------
COMMON STOCKS - CONTINUED              SHARES          VALUE
--------------------------------------------------------------
ELECTRICAL EQUIPMENT - 3.0%
Baldor Electric Co.                    15,000       $315,000
Honeywell, Inc.                         5,900        471,262
                                                     -------
                                                     786,262
                                                     -------

ELECTRONICS - 1.3%
Harris Corp.                            9,700        340,106
                                                     -------

ELECTRONICS - SEMICONDUCTOR - 3.2%
Applied Materials, Inc.*                7,000        242,812
Intel Corp.                             3,340        297,886
Linear Technology Corp.                 5,100        304,088
                                                     -------
                                                     844,786
                                                     -------

ENTERTAINMENT/LEISURE - 1.0%
Mattel, Inc.                            7,200        259,200
                                                     -------

FINANCIAL - MISC. - 3.8%
Franklin Resources, Inc.               11,100        419,719
Household International, Inc.           6,900        252,281
MGIC Investment Corp.                   8,000        312,000
                                                     -------
                                                     984,000
                                                     -------

FOOD PROCESSING - 2.8%
Hershey Foods Corp.                    4,710         319,397
Philip Morris Cos., Inc.               8,000         409,000
                                                     -------
                                                     728,397
                                                     -------

HOUSEHOLD/OFFICE FURNISHINGS - 1.4%
Leggett & Platt, Inc.                 16,000         374,000
                                                     -------

HOUSEHOLD PRODUCTS - 4.3%
Colgate-Palmolive Co.                  3,960         349,965
Newell Co.                             7,000         308,875
Procter & Gamble Co.                   5,275         467,827
                                                     -------
                                                   1,126,667
                                                   ---------

INSURANCE - 5.1%
Allstate Corp.                        10,000         430,625
Reliastar Financial Corp.             13,240         580,078
SunAmerica, Inc.                       4,530         319,365
                                                     -------
                                                   1,330,068
                                                   ---------

MANUFACTURING - 4.3%
Donaldson Co., Inc.                   12,000         218,250
Dover Corp.                           10,000         317,500
Illinois Tool Works, Inc.              6,030         386,674
Manitowoc Co., Inc.                    5,210         182,350
Parker Hannifin Corp.                    860          30,745
                                                   ---------
                                                   1,135,519
                                                   ---------


--------------------------------------------------------------
COMMON STOCKS - CONTINUED             SHARES           VALUE
--------------------------------------------------------------
MEDICAL - PHARMACEUTICAL - 6.7%
Abbott Laboratories                   11,000        $517,000
Johnson & Johnson                      3,700         301,550
Merck & Co., Inc.                      3,350         452,459
Schering-Plough Corp.                  4,650         478,369
                                                   ---------
                                                   1,749,378
                                                   ---------

MEDICAL PRODUCTS - 0.5%
Medtronic, Inc.                        2,160         140,400
                                                     -------

OFFICE EQUIPMENT - 4.5%
Diebold, Inc.                          7,345         229,531
Pitney Bowes, Inc.                     6,600         363,413
Xerox Corp.                            5,940         579,521
                                                    --------
                                                   1,172,465
                                                   ---------

OIL & GAS - 4.0%
Exxon Corp.                            5,650         404,681
Mobil Corp.                            4,510         341,351
Tosco Corp.                           10,500         294,656
                                                   ---------
                                                   1,040,688
                                                   ---------

OILFIELD EQUIPMENT/SERVICES - 2.0%
Global Marine, Inc.*                  16,000         198,000
National-Oilwell, Inc.*               18,000         285,750
Schlumberger Ltd.                        500          26,250
                                                     -------
                                                     510,000
                                                     -------

OTHER - 2.0%
S&P 500 Depository Receipt             4,800         528,000
                                                     -------

RETAIL - DEPARTMENT STORES - 2.6%
Wal-Mart Stores, Inc.                  9,680         668,525
                                                     -------

RETAIL - FOOD - 2.2%
Albertson's, Inc.                      6,000         334,500
Food Lion, Inc. - Class B             24,200         248,050
                                                     -------
                                                     582,550
                                                     -------

SAVINGS AND LOANS - 0.7%
John Hancock Bank & Thrift
   Opportunity Fund                   16,260         190,039
                                                     -------

UTILITIES - 11.7%
   ELECTRIC - 1.4%
   Duke Energy Corp.                   2,900         187,594
   Texas Utilities Co.                 3,800         166,250
                                                     -------
                                                     353,844
                                                     -------

   NATURAL GAS - 3.4%
   Columbia Energy Group               6,750         390,656
   Williams Cos., Inc.                18,024         493,407
                                                     -------
                                                     884,063
                                                     -------


--------------------------------------------------------------
COMMON STOCKS - CONTINUED             SHARES           VALUE
--------------------------------------------------------------
UTILITIES (CONT.)
   TELEPHONE - 6.9%
   Ameritech Corp.                    12,600        $679,613
   Bell Atlantic Corp.                10,760         572,298
   Cincinnati Bell, Inc.              11,870         307,878
   MCI Worldcom, Inc.*                 4,500         248,625
                                                   ---------
                                                   1,808,414
                                                   ---------


--------------------------------------------------------------
TOTAL COMMON STOCKS
(cost - $14,712,484)                             $24,101,090
--------------------------------------------------------------



--------------------------------------------------------------
CONVERTIBLE BONDS (4.8%)                 PAR           VALUE
--------------------------------------------------------------
Adaptec, Inc. 4.75% Conv. Sub.
   Notes 2/1/04                     $300,000        $230,625
CUC International, Inc. 3.0%
   Conv. Sub. Notes 2/15/02          150,000         122,438
Dura Pharmaceuticals, Inc. 3.5%
   Conv. Sub. Notes 7/15/02          475,000         334,875
National Data Corp. 5.0% Conv.
   Sub. Notes 11/1/03                300,000         279,000
Thermo Instrument Systems 4.5%
   Conv. Deb. 10/15/03               325,000         280,719
                                                     -------

--------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(cost - $1,501,841)                               $1,247,657
--------------------------------------------------------------


--------------------------------------------------------------
TOTAL INVESTMENTS (97.5%)
(cost - $16,350,644)                             $25,485,066
--------------------------------------------------------------


--------------------------------------------------------------
OPTIONS OUTSTANDING (0.2%)            SHARES           VALUE
--------------------------------------------------------------
OPTIONS PURCHASED
PeopleSoft, Inc. Call Apr/25           5,000         $16,250
Seagate Technology, Inc. Call Jan/25   9,000          31,500
                                                     -------
--------------------------------------------------------------
TOTAL OPTIONS OUTSTANDING
(Premiums paid - $74,050)                            $47,750
--------------------------------------------------------------

--------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES (2.3%)               $608,137
--------------------------------------------------------------

--------------------------------------------------------------
NET ASSETS (100%)                                $26,140,953
--------------------------------------------------------------

--------------------------------------------------------------
NET ASSET VALUE PER SHARE                             $16.95
                                                     =======
--------------------------------------------------------------

* Non-income producing.



SHEFFIELD INTERMEDIATE TERM BOND FUND
Portfolio of Investments
October 31, 1998
--------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.9%)             PAR          VALUE
--------------------------------------------------------------
UMB Bank Money Market
(cost - $73,772)                      $73,772        $73,772
                                                     -------


--------------------------------------------------------------
COMMON STOCKS (11.1%)                  SHARES
--------------------------------------------------------------
AUTO - 1.2%
General Motors Corp.                    1,450        $91,622
                                                     -------

BANKING - 1.1%
JP Morgan & Co.                           900         84,825
                                                      ------

CHEMICALS - 1.8%
DuPont (E.I.) De Nemours & Co.          1,330         76,808
Minnesota Mining & Mfg. Co.               855         68,079
                                                     -------
                                                     144,887
                                                     -------

ELECTRICAL EQUIPMENT - 1.1%
Eastman Kodak Co.                       1,100         85,250
                                                      ------

FOOD PROCESSING - 1.6%
Philip Morris Cos., Inc.                2,475        126,534
                                                     -------

OIL & GAS - 2.0%
Chevron Corp.                             905         73,758
Exxon Corp.                             1,162         83,228
                                                     -------
                                                     156,986
                                                     -------

PAPER & FOREST PRODUCTS - 1.0%
International Paper Co.                 1,700         78,944
                                                     -------

UTILITIES - TELEPHONE - 1.3%
AT&T Corp.                              1,600        100,000
                                                     -------

--------------------------------------------------------------
TOTAL COMMON STOCKS
(cost - $553,158)                                   $869,048
--------------------------------------------------------------

--------------------------------------------------------------
CORPORATE BONDS AND NOTES (81.2%)         PAR          VALUE
--------------------------------------------------------------
AEROSPACE - 5.4%
Lockheed Martin Corp. 7.25%
   Guaranteed Notes 5/15/06          $100,000       $108,666
Raytheon Co. 6.5% Notes 7/15/05       300,000        314,205
                                                     -------
                                                     422,871
                                                     -------

BANKING - 13.5%
Banc One Corp. 7.25% Sub. Notes
   8/1/02                             250,000        264,633
BankBoston NA 7.0% Sub. Notes
   9/15/07                            170,000        176,485
Bankers Trust Corp. 7.375% Sub.
   Notes 5/1/08                        45,000         44,157
Chase Manhattan Corp. 7.125% Sub.
   Notes 2/1/07                       115,000        122,395
First Union National Bank 7.125%
   Sub. Notes  10/15/06               100,000        108,065



--------------------------------------------------------------
CORPORATE BONDS AND NOTES - CONTINUED     PAR          VALUE
--------------------------------------------------------------
BANKING  (CONT.)
MBNA Corp. 6.875% Sr. Notes
   6/1/05                            $250,000       $264,987
Wells Fargo & Co. 7.125% Sub.
   Notes 8/15/06                       70,000         75,658
                                                   ---------
                                                   1,056,380
                                                   ---------

COMMERCIAL SERVICES - 1.9%
Browning-Ferris Industries, Inc.
   6.375% Sr. Notes 1/15/08           150,000        150,136
                                                     -------

COMPUTER SYSTEMS - 1.3%
International Business Machines
   Corp. 6.375% Notes 6/15/00         100,000        102,566
                                                     -------

CONTAINERS - 3.2%
Crown Cork & Seal Co. 6.75%
   Notes 4/15/03                      250,000        252,325
                                                     -------

DIVERSIFIED - 2.0%
Service Corp. International 6.875%
   Notes 10/1/07                      150,000        156,014
                                                     -------

ELECTRICAL EQUIPMENT - 2.0%
Rockwell International Corp. 6.15%
   Notes 1/15/08                      150,000        155,607
                                                     -------

FINANCIAL SERVICES - 8.1%
Bear Stearns Co., Inc. 6.7% Sr.
   Notes 8/1/03                       200,000        203,848
Countrywide Funding Corp. 6.875%
   Med. Term Notes 9/15/05            200,000        205,898
Dean Witter Discover & Co. 6.3%
   Notes 1/15/06                      220,000        224,226
                                                     -------
                                                     633,972
                                                     -------

FOOD PROCESSING - 8.3%
Nabisco, Inc. 7.05% Notes 7/15/07     150,000        150,825
Philip Morris Cos., Inc. 6.375%
   Notes 2/1/06                       250,000        256,888
Tyson Foods, Inc. 6.08% Bonds
   2/1/00                             235,000        237,432
                                                     -------
                                                     645,145
                                                     -------

OIL & GAS - 3.2%
KN Energy, Inc. 6.8% Sr. Notes
   3/1/08                             250,000        250,953
                                                     -------

PERSONAL & BUSINESS CREDIT - 13.9%
Associate Corp. NA 6.375%
   Sr. Notes 10/15/02                 250,000        256,035
Ford Motor Credit Co. 6.125%
   Notes 1/9/06                        50,000         51,135
General Electric Capital Corp.
   6.5% Notes 11/1/06                 170,000        181,140
Household Finance Corp. 6.7%
   Notes 6/15/02                      180,000        185,690


--------------------------------------------------------------
CORPORATE BONDS AND NOTES - CONTINUED     PAR          VALUE
--------------------------------------------------------------
PERSONAL & BUSINESS CREDIT  (CONT.)
Sears Roebuck Acceptance Corp.
   6.75% Notes 9/15/05               $150,000       $158,831
Sears Roebuck Acceptance Corp.
   6.7% Notes 9/18/07                 240,000        252,751
                                                   ---------
                                                   1,085,582
                                                   ---------

RECREATION - 1.8%
ITT Corp. 6.75% Notes 11/15/05        150,000        136,423
                                                     -------

RETAIL - SPECIALTY - 0.7%
Fruit of the Loom, Inc. 7.875%
   Sr. Notes 10/15/99                  50,000         50,558
                                                      ------

UTILITIES - 15.9%
ELECTRIC & GAS - 1.9%
Baltimore Gas & Electric Co. 6.5%
   1st Ref. Mortgage Bonds 2/15/03    140,000        146,180
                                                     -------

NATURAL GAS - 2.6%
Williams Corp. 6.25% Deb. 2/1/06      200,000        205,472
                                                     -------

TELEPHONE - 11.4%
Airtouch Communication, Inc. 7.0%
   Notes 10/1/03                      150,000        158,739
GTE Hawaiian Telephone 6.75%
   1st Mortgage 2/15/05               300,000        316,779
GTE North, Inc. 6.375% Deb. 2/15/10   250,000        261,742
Pacific Bell 5.875% Deb. 2/15/06      154,000        157,256
                                                     -------
                                                     894,516
                                                     -------

--------------------------------------------------------------
TOTAL BONDS AND NOTES
(cost - $6,116,338)                               $6,344,700
--------------------------------------------------------------


--------------------------------------------------------------
CONVERTIBLE BONDS (5.7%)                  PAR          VALUE
--------------------------------------------------------------
Adaptec, Inc. 4.75% Conv. Sub.
   Notes 2/1/04                      $165,000       $126,844
Dura Pharmaceuticals, Inc. 3.5%
   Conv. Sub. Notes 7/15/02            75,000         52,875
National Data Corp. 5.0% Conv.
   Sub. Notes 11/1/03                 100,000         93,000
Thermo Instrument Systems 4.5%
   Conv. Deb. 10/15/03                200,000        172,750
                                                     -------

--------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(cost - $516,091)                                   $445,469
--------------------------------------------------------------


--------------------------------------------------------------
TOTAL INVESTMENTS (98.9%)
(cost - $7,259,359)                               $7,732,989
--------------------------------------------------------------

--------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES (1.1%)                $83,851
--------------------------------------------------------------

--------------------------------------------------------------
NET ASSETS (100%)                                 $7,816,840
--------------------------------------------------------------

--------------------------------------------------------------
NET ASSET VALUE PER SHARE                              $9.58
                                                       =====
--------------------------------------------------------------



Financial Statements
-------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
-------------------------------------------------------------------
                                    Sheffield      Sheffield
                                      Total       Intermediate
                                     Return        Term Bond
                                      Fund            Fund
                                    ---------      ----------
ASSETS:

Investments at value (cost of
   $16,424,694 and $7,259,359,
   respectively)                  $25,532,816     $7,732,989
Receivables:
   Interest                            17,542         98,574
   Dividends                           19,762            528
   Portfolio securities sold        1,129,913            ---
Prepaid insurance                       3,864            856
                                   ----------      ---------
     Total assets                  26,703,897      7,832,947
                                   ----------      ---------

LIABILITIES:

Investment securities purchased       518,040            ---
Accrued expenses                       44,904         16,107
                                      -------         ------
     Total liabilities                562,944         16,107
                                      -------         ------

NET ASSETS CONSISTING OF:

Undistributed net investment income    20,075         38,444
Accumulated net realized gain       2,991,208        149,573
Unrealized appreciation on
   investments                      9,108,122        473,630
Paid-in capital applicable to
   1,542,627 and 815,744 shares
   outstanding, respectively, of
   $.001 par value capital stock;
   5,000,000 shares authorized in
   each fund                       14,021,548      7,155,193
                                  -----------     ----------
     Net Assets                   $26,140,953     $7,816,840
                                  -----------     ----------

NET ASSET VALUE PER SHARE              $16.95          $9.58
                                       ======          =====

See accompanying notes to financial statements.


-------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1998
-------------------------------------------------------------------
                                    Sheffield      Sheffield
                                      Total       Intermediate
                                     Return        Term Bond
                                      Fund            Fund
                                    ---------      ----------
INVESTMENT INCOME:

   Interest                           $54,472       $456,332
   Dividends                          373,699         25,200
                                      -------         ------

     Total income                     428,171        481,532
                                      -------        -------
EXPENSES:

Investment advisory fee               281,552         77,897
Investment advisory fee waived            ---        (19,513)
Administration fee                     48,000         48,000
Administrative fee waived                 ---        (25,000)
Transfer agency fee                    10,000         10,000
Distribution expenses                   7,109          7,109
Custodian fees                         15,027          5,010
Registration and filing fees            2,212          1,913
Professional fees                      25,154          8,109
Directors fees                          4,800          4,800
Printing and postage                    2,424          2,460
Insurance expense                       9,828          2,293
   Other                                1,990            907
                                       ------          -----

     Total expenses                   408,096        123,985
                                      -------        -------


     Net investment income             20,075        357,547
                                    ---------      ---------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on
   investments                      3,134,872        149,564
Net loss on options                  (106,006)           ---
Net realized loss on futures           (3,930)           ---
Change in unrealized appreciation
   on investments                  (1,520,702)       (65,990)
                                   -----------       --------
     Net gain on investments        1,504,234         83,574
                                    ---------        --------

Net increase in net assets
   from operations                 $1,524,309       $441,121
                                   ==========       ========


-------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 1998 AND 1997
-------------------------------------------------------------------
                                        Sheffield Total
                                          Return Fund
                                   Year ended     Year ended
                                    10/31/98        10/31/97
                                    ---------      ---------

INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income              $20,075        $50,449
   Net realized gain on
     investments                    3,134,872      3,217,997
   Net loss on options               (106 006)           ---
   Net realized loss on futures        (3,930)       (29,618)
   Change in unrealized
     appreciation on investments   (1,520,702)     4,138,787
                                   -----------     ---------
   Increase in net assets from
     operations                     1,524,309      7,377,615
                                    ----------     ---------


Dividends to shareholders from:
   Net investment income                  ---       (140,480)
   Realized gains                  (3,222,107)    (1,393,921)
                                   -----------    -----------
Total distributions to
   shareholders                    (3,222,107)    (1,534,401)
                                   -----------    -----------

Capital transactions:
   Proceeds from shares issued
     through exchange               1,106,283        607,700
   Proceeds from reinvestment
     of dividends                   2,748,803      1,534,401
   Proceeds from other shares
     sold                           3,012,819      3,921,020
   Cost of shares reacquired
     through exchange              (1,320,702)    (1,428,074)
   Cost of other shares reacquired (6,334,528)    (7,109,556)
                                   -----------    -----------
   Decrease in net assets from
     capital share transactions      (787,325)    (2,474,509)
                                     ---------    -----------

TOTAL INCREASE (DECREASE)          (2,485,123)     3,368,705
                                   -----------     ---------

NET ASSETS:
Beginning of period                28,626,076     25,257,371
                                  -----------    -----------
End of period                     $26,140,953    $28,626,076
                                  ===========    ===========

Capital transactions in number
     of shares:
   Shares issued through exchange      65,332         35,258
   Shares issued in connection
     with reinvestment of
     dividends                        167,202        101,281
   Other shares sold                  176,521        225,193
   Shares reacquired through
     exchange                         (70,956)       (85,920)
   Other shares reacquired           (344,960)      (407,410)
                                     ---------      ---------
   Net decrease in shares
     outstanding                       (6,861)      (131,598)
                                       =======      =========

See accompanying notes to financial statements.


-------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 1998 AND 1997
-------------------------------------------------------------------
                                     Sheffield Intermediate
                                         Term Bond Fund
                                   Year ended     Year ended
                                    10/31/98       10/31/97
                                   ----------     ----------

INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income             $357,547       $361,056
   Net realized gain on investments   149,564        175,789
   Net realized loss on futures           ---        (4,672)
   Change in unrealized appreciation
     on investments                   (65,990)       145,812
                                      --------       -------
   Increase in net assets from
     operations                       441,121        677,985
                                      -------        -------


Dividends to shareholders from:
   Net investment income             (346,210)      (361,746)
   Realized gains                    (171,108)      (246,509)
                                     ---------      ---------

Total distributions to shareholders  (517,318)      (608,255)
                                     ---------      ---------

Capital transactions:
   Proceeds from shares issued
     through exchange               1,320,702      1,428,074
   Proceeds from reinvestment
     of dividends                     517,318        608,255
   Proceeds from other shares sold  2,186,219      2,349,300
   Cost of shares reacquired
     through exchange              (1,106,283)      (607,700)
   Cost of other shares reacquired (2,801,254)    (2,931,312)
                                   -----------    -----------
   Increase in net assets from
     capital share transactions       116,702        846,617
                                      -------        -------

TOTAL INCREASE                         40,505        916,347
                                       ------        -------

NET ASSETS:
Beginning of period                 7,776,335      6,859,988
                                   ----------     ----------
End of period                      $7,816,840     $7,776,335
                                   ==========     ==========

Capital transactions in number of shares:
   Shares issued through exchange     137,075        152,250
   Shares issued in connection
     with reinvestment of dividends    54,282         64,672
   Other shares sold                  227,176        247,558
   Shares reacquired through
     exchange                        (115,101)       (63,344)
   Other shares reacquired           (291,246)      (304,822)
                                     ---------      ---------
   Net increase in shares
     outstanding                       12,186         96,314
                                       ======         ======






--------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------

For a share outstanding throughout the period.

                                            SHEFFIELD TOTAL RETURN FUND
                                            ---------------------------
                                               Year ended October 31,
                                   ------------------------------------------------------
                                     1998        1997        1996        1995        1994
                                   ------------------------------------------------------
Net asset value, beginning
   of period                       $18.47      $15.02      $12.86      $11.53      $12.71
                                   ------      ------      ------      ------      ------
Income from investment
   operations:
   Net investment income              .01         .03         .09         .11         .10
   Net gains (losses) on
     securities (both
     realized and unrealized)         .57        4.38        2.67        1.68       (.38)
                                      ---        ----        ----        ----       -----
Total from investment
   operations                         .58        4.41        2.76        1.79       (.28)
                                      ---        ----        ----        ----       -----

Less Distributions:
   Dividends (from net
     investment income)              ----        (.09)       (.11)       (.12)       (.11)
   Distributions (from
     realized gains)                (2.10)       (.87)       (.49)       (.34)       (.79)
                                   ------       -----       -----       -----       -----
Total distributions                 (2.10)       (.96)       (.60)       (.46)       (.90)
                                   ------       -----       -----       -----       -----
Net Asset Value, end of
   period                          $16.95      $18.47      $15.02      $12.86      $11.53
                                   ======      ======      ======      ======      ======

Total return                        3.50%      30.79%      22.36%      16.33%      -2.31%
Ratios/supplemental data:
Net assets, end of period
   (000's)                        $26,141     $28,626     $25,257     $21,565     $18,185
Ratio of expenses to average
   net assets                       1.45%       1.39%       1.44%       1.60%       1.50%
Ratio of net investment
   income to average net
   assets                            .07%        .18%        .66%        .90%        .83%
Portfolio turnover rate            49.62%      42.09%      57.17%      55.16%      51.25%

------------------------------------------------------------------------------------------



See accompanying notes to financial statements.




----------------------------------------------------------------------------
Financial Highlights
----------------------------------------------------------------------------

For a share outstanding throughout the period.

                                            SHEFFIELD INTERMEDIATE TERM BOND FUND
                                            ---------------------------
                                               Year ended October 31,
                                   ------------------------------------------------------
                                     1998        1997        1996        1995        1994
                                   ------------------------------------------------------
Net asset value, beginning
   of period                        $9.68       $9.70       $9.59       $9.06      $10.14
                                   ------      ------      ------      ------      ------

Income from investment
   operations:
   Net investment income              .44         .45         .46         .53         .48
   Net gains (losses) on
     securities (both
     realized and unrealized)         .10         .37         .24         .60       (.71)
                                      ---         ---         ---         ---       -----
Total from investment
   operations                         .54         .82         .70        1.13       (.23)
                                      ---         ---         ---        ----       -----
Less Distributions:
   Dividends (from net
     investment income)              (.43)       (.47)       (.47)       (.57)       (.45)
   Distributions (from
     realized gains)                 (.21)       (.37)       (.12)       (.03)       (.40)
                                     -----       -----       -----       -----       -----
Total distributions                  (.64)       (.84)       (.59)       (.60)       (.85)
                                     -----       -----       -----       -----       -----
Net Asset Value, end of
   period                           $9.58       $9.68       $9.70       $9.59       $9.06
                                    =====       =====       =====      ======      ======
Total return                        5.63%       8.97%       7.64%      12.89%      -2.42%

Ratios/supplemental data:
Net assets, end of period
   (000's)                          $7,817      $7,776      $6,860      $7,734      $9,284
Ratio of expenses to
   average net assets               1.59%*      1.69%*      1.86%*      1.78%*      2.08%*
Ratio of net investment
   income to average net
   assets                           4.59%       4.87%       4.87%       5.61%       5.01%
Portfolio turnover rate            35.31%      46.54%      33.65%      34.99%      30.38%

------------------------------------------------------------------------------------------

* Without the waiver of advisory and administration fees, the ratios of expenses to average net assets for the Intermediate Term Bond Fund would have been 2.16%, 2.28%, 2.47%, 2.03%, and 2.34% for the years ending
1998, 1997, 1996, 1995, and 1994, respectively.


See accompanying notes to financial statements.







Notes to Financial Statements
-----------------------------
NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. The Sheffield Funds, Inc. (SFI) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. SFI consists of two separate funds, the Sheffield Total Return Fund (the "Total Return Fund") and the Sheffield Intermediate Term Bond Fund (the "Bond Fund"), each of which represents a separate portfolio of investments (collectively, "the Funds"). SFI commenced operations on April 2, 1990. The following is a summary of significant accounting policies followed by SFI:

A. SECURITY VALUATION - Equity securities listed or traded on a national securities exchange are valued at the last sale price on the day of valuation or, if no sale is reported, at the latest bid price. Bonds and other fixed income securities are valued on the basis of prices furnished by an independent pricing service. Convertible bonds are valued at the mean of bid and asked prices if available, or if not available, on the basis of prices furnished by an independent pricing service. Short-term obligations with maturities of sixty days or less are valued at amortized cost, which approximates market.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the amortization of discounts and premiums on the purchase of debt securities. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

C. FUTURES CONTRACTS - The Funds may purchase financial futures contracts in order to invest excess cash or to provide liquidity for redemption requests. The Funds may sell financial futures as a means to reduce market risk. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Funds dependent on the daily fluctuations in the value of the unrealized gains and losses on the futures contracts. If the Funds enter into a closing transaction, the Funds will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. The Funds may be subject to risk upon entering into futures contracts resulting from the imperfect correlation of prices between the futures and securities markets. At October 31, 1998, there were no open futures contracts.

D. OPTIONS WRITTEN & PURCHASED - When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current market value of the option written. A covered call option entitles the holder to the right to buy the underlying security which the Funds own at any time during the option period at the stated exercise price. A put option entitles the holder to the right to sell the underlying security to the Funds at any time during the option period at the stated exercise price. Premiums received from writing options which expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds as writer of an option bear the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put options on securities in order to protect the securities against a decline in market value. A purchased put option entitles the Funds to sell the underlying security at the option exercise price at any time during the option period. By purchasing a put option, the Funds are able to protect the unrealized gain in the appreciated underlying security without actually selling the security. Any losses realized by the Fund upon expiration of the put options are limited to the premiums paid for the purchase of such options plus any transaction costs.

The Funds may also buy call options on securities which they intend to purchase in order to limit the risk of a substantial increase in the market price of such securities. A call option entitles the Funds to the right to buy the underlying securities from the option writer at a stated exercise price. Any losses realized by the Funds upon expiration of the call options are limited to the premiums paid for the purchase of such options, plus any transaction costs.

E. FEDERAL INCOME TAXES - No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and make distributions of investment income and net realized capital gain, if any, to relieve it from all federal income taxes.

At October 31, 1998, the aggregate cost of securities for federal income tax purposes for the Total Return Fund was $16,583,617 and net unrealized appreciation aggregated $9,108,122 of which $9,658,369 related to appreciated securities and $548,247 related to depreciated securities. The aggregate tax cost of securities for the Bond Fund was $7,259,359 and net unrealized appreciation aggregated $473,630, of which $567,089 related to appreciated securities and $93,459 related to depreciated securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Funds on the ex-dividend date. The primary reason for the difference between net investment income and realized gains and the related distributions relates to the regulatory timing and calculation of distribution.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. INVESTMENT ADVISORY AND OTHER AGREEMENTS. Sheffield Investment Management, Inc. (SIMI) serves as the investment adviser, transfer agent and administrator for SFI. Pursuant to the terms of the Investment Advisory Agreement between SIMI and SFI, SIMI receives an investment advisory fee from each fund. This fee is accrued daily and paid monthly.

The fee is based on an annual rate of 1% of the first $50 million of each fund's net assets; .75% of the next $50 million of net assets and .6% of net assets in excess of $100 million. Beginning April 1, 1993, SIMI has been waiving advisory fees for the Bond Fund to a level of .75% of net assets. Total advisory fees waived during the year ended October 31, 1998, amounted to approximately $19,500.

SFI has entered into an Administrative Agreement with SIMI pursuant to which SIMI provides various administrative services required by the Funds. For its services, SIMI receives a fee from each fund at the annual rate of the greater of .15% of each fund's average daily net assets or the actual cost to SIMI to provide such services up to $48,000 per fund. During the year ended October 31, 1998, SIMI waived administrative fees to the Bond Fund amounting to $25,000.

In accordance with a Transfer Agency Agreement with SFI and SIMI, various services are provided to the stockholders of the Funds. These services include, in part, the processing of purchase and redemption requests, transfer and exchange requests, distributions and general stockholder inquiries. For its services SIMI receives from each fund a monthly fee at an annual rate of the greater of $10,000 per fund or $15 per stockholder account.

Alpha-Line Investments, Inc. (the Underwriter), an affiliate of SIMI, is the principal and underwriter for SFI pursuant to a Distribution Agreement. Each fund has agreed to pay the Underwriter, pursuant to a Rule 12b-1 Plan of Distribution, such amounts as necessary in order to reimburse distribution, maintenance, service cost, and overhead with respect to marketing the shares of each fund. The total allowable amount of fund reimbursement to the Underwriter is limited to .0625% per quarter of each fund's net asset value.

NOTE 3. SECURITIES TRANSACTIONS. For the year ended October 31, 1998, purchases and sales proceeds of securities, other than short-term and U.S. Government Securities, for each of the Funds were as follows:

         Total Return                Intermediate Term
            Fund                         Bond Fund
--------------------------      -------------------------
   Purchases       Sales          Purchases       Sales
   ---------       -----          ---------       -----
 $14,202,237    $16,174,118      $2,725,976    $2,686,766


For the year ended October 31, 1998, the Total Return Fund had the following transactions in written call options:

                        Number of
                        Contracts         Costs
                        ---------         -----
Options outstanding
   at October 31, 1997         12        $4,464
Options written               460       147,143
Options closed               (300)      (84,969)
Options expired              (127)      (41,930)
Options exercised             (45)      (24,738)
                              ----      -------
Options outstanding
   at October 31, 1998          0            $0
                                =            ==


For the year ended October 31, 1998, the Total Return Fund had the following transactions in written put options:

                        Number of
                        Contracts         Costs
                        ---------         -----
Options outstanding
   at October 31, 1997         0             $0
Options written               90         24,104
Options closed               (90)       (24,104)
Options outstanding
   at October 31, 1998         0             $0
                               =             ==

NOTE 4. RELATED PARTY STOCKHOLDERS. At October 31, 1998, the Sheffield Investment Management, Inc. Profit Sharing Plan owned 4,684 shares of the Bond Fund and 15,667 shares of the Total Return Fund. The President of SIMI and related family members owned 2,735 shares of the Total Return Fund.



REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Board of Directors of The Sheffield Funds, Inc:
----------------------------------------------------------------------
In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, of the Sheffield Total Return Fund and the Sheffield Intermediate Term Bond Fund of The Sheffield Funds, Inc. (the "Fund"), and the related statements of operations and changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the Fund at October 31, 1998, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1988 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Atlanta, GA
December 7, 1998












                  Ratings of Corporate Debt Obligations

The characteristics of debt obligations rated by Moody's are generally as follows:

Aaa - 	Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - 	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - 	Bonds which are rated Baa are considered as medium grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

The characteristics of debt obligations rated by Standard & Poor's are generally as follows:

AAA - 	This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - 	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among obligations rated lower than BBB. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


                        Ratings of Commercial Paper

    The Funds' purchases of commercial paper are limited to those instruments rated A-1 or A-2 by Standard & Poor's.

    Commercial paper rated A-1 or A-2 by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; the issuer's long-term debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an up and down trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. Relative strength or weakness of the above factors determines whether an insurer's commercial paper is rated A-1 or A-2, with the relative degree of safety of commercial paper rated A-2 not being as high as for commercial paper rated A-1.

  A commercial paper rating is not a recommendation to purchase, sell or hold a particular instrument, inasmuch as it does not comment as to market price or suitability for a particular investor.



                                PART C

                           Other Information
Item 23.  Financial Statements and Exhibits

         1.     (a)     Articles of Incorporation (1)
                (b)     Articles Supplementary to Registrant's Articles of
                        Incorporation (3)
         2.     Bylaws of Registrant (1)
         3.     None
         4.     Form of Specimen Stock Certificate issued by Registrant (1)
         5.     Investment Advisory Agreement between Registrant
                and Sheffield Investment Management, Inc., dated February 6, 1990. (2)
         6.     Amended and Restated Distribution Agreement between
                Registrant and Alpha-Line Investments, Inc., dated February 27, 1992. (4)
         7.     None
         8.     Custodian Agreement between Registrant and UMB
                Bank, n.a., dated January 18, 1990. (2)
         9.     (a)     Administration Agreement between Registrant and
                        Sheffield Investment Management, Inc., dated
                        February 6, 1990. (2)
                (b)     Transfer Agency Agreement between Registrant and
                        Sheffield Investment Management, Inc. dated
                        February 6, 1990. (2)
         10.     Opinion as to legality of the shares. (2)
         11.     Consent of Independent Accountants
         12.     None
         13.     Agreements concerning initial capital of Registrant. (2)
         14.     None
         15.     (a)     Rule 12b-1 Plan of Distribution of the Sheffield
                         Total Return Fund of Registrant, as amended (5)
                 (b)     Rule 12b-1 Plan of Distribution of the Sheffield
                         Intermediate Term Bond Fund of
                         Registrant, as amended (5)
                 (c)     (Form of) Rule 12b-1 Dealer Agreement (1)
                 (d)     (Form of) Rule 12b-1 Finder's Fee Agreement (1)
                 (e)     (Form of) Rule 12b-1 Finder's Fee Agreement II (3)
                 (f)     (Form of) Investor Servicing Agreement (4)
          16.     Schedule for computation of performance quotation. (4)
          17. Financial Data Schedule pursuant to the requirements of Rule 483 under the Securities Act of 1933
          18.     None
          19.     Power of attorney appointing Roger A. Sheffield, C.F.A.
                  (1)(2)(3)(6)

--------------------------
   (1) Previously filed on December 18, 1989 in the initial filing of the Registrant's Form N-1A Registration Statement.

  (2) Previously filed on February 14, 1990 in Pre-Effective Amendment No. 1 to Registrant's Form N-1A Registration Statement.

  (3) Previously filed on September 28, 1990 in Post-Effective Amendment No. 1 to Registrant's Form N-1A Registration Statement.

  (4) Previously filed on February 27, 1992 in Post-Effective Amendment No. 4 to Registrant's Form N-1A Registration Statement.

  (5) Previously filed on December 31, 1992 in Post-Effective Amendment No. 5 to Registrant's Form N-1A Registration Statement.

  (6) Previously filed on March 1, 1994 in Post-Effectve Amendment No. 5 to Registrant's Form N-1A Registration Statement.

Item 24.  Persons Controlled by or Under Common Control With Registrant

     The Registrant's investment adviser is Sheffield Investment Management, Inc., a Georgia corporation controlled by Roger A. Sheffield, C.F.A, and Caroline L. Scott, C.F.A., C.P.A. Alpha-Line Investments, Inc., a Georgia corporation, the Registrant's distributor and principal underwriter, is owned and controlled by Mr. Sheffield.

Item 25.  Indemnification

    Section 2-418 of the General Corporation Law of the State of Maryland,
Article VI of Registrant's Charter filed as Exhibit 1, Article VII of Registrant's By-Laws filed as Exhibit 2, and the Distribution Agreement filed as Exhibit 6 provide for indemnification.

     The Registrant's Articles of Incorporation (Article VI) provide that Sheffield shall indemnify (a) its directors to the fullest extent permitted by law now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law, provided, however, that such indemnification shall not be construed to protect any director or officer against any liability to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

	The Registrant's By-laws (Article VII, Section 1) provide that Sheffield shall indemnify any director and/or officer who was or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of Sheffield, or is or was serving at the request of Sheffield as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the maximum extent permitted by law.

	With respect to indemnification of officers and directors, Section 2-418 of the Maryland General Corporation Law provides that a corporation may indemnify any director who is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of Sheffield) by reason of service in that capacity, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement and expenses actually and reasonably incurred by him in connection with such action, suit or proceeding unless (1) it is established that the act or omission of the director was material to the matter giving rise to the proceeding, and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit of money, property, or services; or (3) in the case of any criminal action or proceeding, had reasonable cause to believe that the act or omission was unlawful. A court of appropriate jurisdiction may, however, except in proceedings by or in the right of Sheffield or in which liability has been adjudged by reason of the person receiving an improper personal benefit, order such indemnification as the court shall deem proper if it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the requisite standards of conduct. Under Section 2-418, Sheffield may also indemnify officers, employees and agents of Sheffield who are not Directors to the same extent that it shall indemnify directors and officers, and to such further extent, consistent with law, as may be provided by general or specific action of the Board of Directors or contract. Pursuant to Section 2-418 of the Maryland General Corporation law, the termination of any proceeding by judgment, order or settlement does not create a presumption that the person did not meet the requisite standard of conduct required by
Section 2-418. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct.

	Reference is also made to Section 11 of the Distribution Agreement filed as Exhibit 6 to this Registration Statement.

Item 26.  Business and Other Connections of Investment Adviser

	None

Item 27.  Principal Underwriters

   Roger A. Sheffield, C.F.A., the Chairman of the Board and President of the Registrant is the President and sole stockholder of Alpha-Line Investments, Inc., Registrant's principal Underwriter and Distributor. Alpha-Line Investments, Inc. does not currently serve as principal underwriter or distributor for any other investment company.

Item 28.  Location of Accounts and Records

    Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b) and 31a-2(a) under the 1940 Act at its principal executive offices at 900 Circle 75 Parkway, Suite 750, Atlanta,
Georgia 30339. The physical possession of the Funds' securities may be maintained pursuant to Rule 31a-3 at the offices of Registrant's Custodian, UMB Bank, n.a., at 928 Grand, Kansas City, Missouri 64141.

Item 29.  Management Services

	None

Item 30.  Undertakings

	Insofar as indemnification for liabilities arising out of the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant pursuant to the provisions described in
Item 27 of Part III of this Registration Statement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred) is paid by a trustee, director, officer or controlling person of the Registrant and their successful defense of any action, suit or proceeding is asserted by such trustee, director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the full adjudication of such issue.

     The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.



                              Exhibit Index


			Exhibit	Sequentially Numbered Page

			11 	Consent of Independent Accountants
			17	Financial Data Schedules



                                SIGNATURES

	Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta in the State of Georgia on the XXth day of February, 1999.

                                          THE SHEFFIELD FUNDS, INC.

                                          By:  /s/ Roger A. Sheffield
                                               Roger A. Sheffield, C.F.A.,
                                               President

	Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated.

/s/ Roger A. Sheffield                                   February XX, 1999
Roger A. Sheffield, C.F.A.
President (Principal Executive Officer),
Chairman of the Board

/s/ Caroline L. Scott                                    February XX, 1999
Caroline L. Scott, C.F.A., C.P.A.
Treasurer (Principal Financial and Accounting Officer)

Victor L. Andrews*
Victor L. Andrews
Director

J. Coleman Budd*
J. Coleman Budd
Director

John B. Rofrano*
John B. Rofrano
Director

*By:/s/ Roger A. Sheffield                               February XX, 1999
     Roger A. Sheffield, C.F.A.
     Attorney-in-Fact







































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